Exhibit 3.3



                             FISCAL AGENCY AGREEMENT

                                   dated as of
                                   May 4, 1995
                                      among

                            THERMO REMEDIATION INC.,

                           THERMO ELECTRON CORPORATION

                                       and

                                 CHEMICAL BANK,
                                 as Fiscal Agent

      FISCAL AGENCY AGREEMENT, dated as of May 4, 1995, among THERMO REMEDIATION INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"), THERMO ELECTRON CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Guarantor"), and CHEMICAL BANK, a banking corporation duly organized and validly existing under the laws of the State of New York (the "Fiscal Agent").

      1. The Securities. The Company has by a Subscription Agreement, dated April 26, 1995 (the "Subscription Agreement"), among the Company, the Guarantor and the several managers named therein (the "Managers"), agreed to issue U.S. $37,950,000 aggregate principal amount of its 4-7/8% Convertible Subordinated Debentures Due 2000 (hereinafter referred to as the "Securities"). The amount of Securities that may be issued hereunder may be increased by agreement between the Company, the Guarantor and the Fiscal Agent, and such additional securities shall be "Securities" hereunder. The due and punctual payment of principal, premium, if any, and interest (and Additional Amounts payable pursuant to Section 2 of the Securities) on the Securities when and as the same shall become due and payable, whether at maturity, upon redemption or otherwise, are unconditionally guaranteed on a subordinated basis by the Guarantor Interest on the Securities shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. Except as set forth in the next sentence, the Securities will initially be issued in temporary form, and may subsequently be exchanged for Securities in printed definitive form either as bearer Securities ("Bearer Securities"), in denominations of U.S. $1,000 and U.S. $10,000, with interest coupons attached, representing the semiannual interest payable thereon, or as fully registered Securities ("Registered Securities", which term shall include, where the context so requires, the Restricted Securities as hereinafter defined), in denominations of U.S. $1,000 and integral multiples thereof, without coupons. In addition, the Managers (or their affiliates) may sell the Securities to qualified institutional buyers pursuant to Rule 144A under the United States Securities Act of 1933 (the "Securities Act of 1933") or may sell the Securities pursuant to another applicable exemption under the Securities Act of 1933 in accordance with the terms of this Agreement and the Subscription Agreement (the "Restricted Securities", which may be in typewritten form and later exchanged for a printed Security of an equivalent amount, and which, for all purposes hereunder shall be a Definitive Security in the form of a Registered Security). The Securities in definitive form will have endorsed thereon the guarantees of the Guarantor (the "Guarantees") and shall contain provisions granting the holders thereof the right to exchange the Securities, under certain conditions, into shares of common stock of the Guarantor (the "Exchange Options"), all substantially in the form of Exhibit A hereto (the "Definitive Securities"). The Securities will be convertible as provided in
Section 4 of the Definitive Securities and Section 7 hereof. The Securities may be redeemed by the Company as provided in Section 3 of the Definitive Securities and Section 6 hereof. The temporary global debenture in respect of the Securities will be issued in bearer form without coupons or conversion rights in the aggregate principal amount of the entire issue of Securities (less the aggregate principal amount of the Restricted Securities concurrently issued), substantially in the form of Exhibit B hereto, having endorsed thereon a Guarantee (the "Global Security"). The Definitive Securities and the Global Security shall contain such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistent herewith, be determined by the officer of the Company executing such Securities, as evidenced by his execution of such Securities.

      2. Appointment of Agents and Security Registrar.

           (a) The Company and the Guarantor hereby appoint Chemical Bank, at present having its principal corporate trust office at 450 W. 33rd Street, New York, New York 10001 and having its main office in London at Chemical Bank House, 125 London Wall, London EC2Y 5AJ, England, as their fiscal agent in respect of the Securities and the Guarantees upon the terms and subject to the conditions herein set forth. (Chemical Bank and its successor or successors as such fiscal agent qualified and appointed in accordance with Section 12 hereof are herein called the "Fiscal Agent.") The Fiscal Agent shall have the powers and authority granted to and conferred upon it herein and in the Securities, and such further powers and authority, acceptable to it, to act on behalf of the Company and the Guarantor as the Company and the Guarantor may hereafter respectively grant to or confer upon it.

           (b) In addition, the Company and the Guarantor hereby appoint Chemical Bank at present located at 450 W. 33rd Street, New York, New York 10001 and having its main office in London at Chemical Bank House, 125 London Wall, London EC2Y 5AJ, England, as their paying agent in respect of the Securities and the Guarantees upon the terms and subject to the conditions herein set forth. (Chemical Bank and its successor or successors as such paying agent qualified and appointed in accordance with Section 12 hereof are herein called the "Paying Agent.") The Paying Agent shall have the powers and authority granted to and conferred upon it herein and in the Securities, and such further powers and authority, acceptable to it, to act on behalf of the Company and the Guarantor as the Company and the Guarantor may hereafter respectively grant to or confer upon it. As used herein, "paying agencies" shall mean paying agencies maintained by the Company and the Guarantor as provided in Section 12(f) hereof.

           (c) The Company and the Guarantor hereby appoint Chemical Bank, at present located at 450 W. 33rd Street, New York, New York 10001 and having its main office in London at Chemical Bank House, 125 London Wall, London EC2Y 5AJ, England, as its conversion agent in respect of the Securities and the Exchange Options upon the terms and subject to the conditions herein set forth. (Chemical Bank and its successor or successors as such conversion agent qualified and appointed in accordance with Section 12 hereof are herein called the "Conversion Agent", and the Paying Agent, the Conversion Agent, the Transfer Agents (as herein defined) and the Fiscal Agent are sometimes herein referred to severally as an "Agent" and, collectively, as the "Agents"). The Conversion Agent shall have the powers and authority granted to and conferred upon it herein and in the Securities, and such further powers and authority, acceptable to it, to act on behalf of the Company and the Guarantor as the Company and the Guarantor may hereafter respectively grant to or confer upon it. As used herein, "conversion agencies" shall mean conversion agencies maintained by the Company and the Guarantor as provided in Section 12(f) hereof.

           (d) The Company shall cause to be kept at the principal corporate trust office of the Fiscal Agent a register (the registers maintained in such office and in any other office or agency designated for such purpose (which office shall be located outside of the United Kingdom) being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Fiscal Agent is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

      3.   Registration and Transfer.

           (a) Upon surrender for registration of transfer of any Registered Security at any office or agency designated for such purpose by the Company pursuant to Section 12(g) hereof, the Company shall execute, and the Fiscal Agent shall authenticate and register and make available for delivery, in the name of the designated transferee or transferees, one or more new Registered Securities of any authorized denominations and of a like aggregate principal amount, having endorsed thereon a Guarantee and an Exchange Option (if applicable) duly executed by the Guarantor; provided however, prior to the date which is three years after the date of original issuance of such Registered Security, the Fiscal Agent shall not register the transfer of any Registered Security unless:

           (i) The Fiscal Agent shall have been advised in writing by the Company that the provisions of Rule 144A under the Securities Act of 1933 are available for resales of such Security, and the registered holder presenting such Registered Security for transfer, or its agent, shall have advised the Fiscal Agent in writing that the person in whose name the Registered Security is to be registered upon transfer (or, in the case of a transfer to a nominee, each beneficial owner of such Registered Security) is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) and that such transfer is in compliance with the exemption from registration under the Securities Act of 1933 provided by said rule; or

           (ii) The registered holder presenting such Registered Security for transfer, or its agent, shall have advised the Fiscal Agent in writing that such Security is being transferred in an Offshore Transaction (as defined in Regulation S under the Securities Act of 1933 ) in compliance with the exemption from registration under the Securities Act of 1933 provided by Regulation S and the address of the person in whose name such Security is to be registered in the Security Register upon transfer is an address outside the United States (as defined in Regulation S); or

             (iii) The registered holder presenting such Registered Security for transfer, or its agent, together with a broker or dealer registered under
Section 15 of the United States Securities Exchange Act of 1934 shall each have advised the Fiscal Agent in writing that (x) each person who will become a beneficial owner of the Registered Security upon transfer is a sophisticated institutional investor which is an "accredited investor" as such term is defined in Regulation D under the Securities Act, (y) no general solicitation or advertising was made or used in connection with the offer and sale of such Registered Security to such person(s) and (z) such institutional investor has been informed that the Securities have not been registered under the Securities Act of 1933 and are subject to the restrictions on transfer set forth in the Securities and this Agreement; or

           (iv) The Fiscal Agent has received transfer documentation indicating, and a written opinion of U.S. counsel acceptable in form and substance to the Company confirming, that the transfer is being made pursuant to an exemption from, or a transaction not otherwise subject to, the registration requirements of the Securities Act of 1933.

      For purposes of this Paragraph 3(a), any such advice to the Fiscal Agent in writing may be in the form of a letter, notice or other written document or, with respect to clauses (i), (ii) and (iii) above, by appropriate notation on the transfer notice set forth on such Security.

           (b) At the option of the holder of a Bearer Security, Bearer Securities may be exchanged for Bearer Securities of other authorized denominations and of a like aggregate principal amount or for Registered Securities, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any office or agency designated for such purpose by the Company pursuant to Section 12(g), with all unmatured coupons and all matured coupons in default thereto appertaining. If such holder is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Guarantor if there be furnished to them such security or indemnity as they may require to save each of them, the Fiscal Agent and any paying agency harmless. If thereafter the holder of such Security shall surrender to any paying agency any such missing coupon in respect of which such a payment shall have been made, such holder shall be entitled to receive the amounts of such payment.

           At the option of the holder of a Registered Security, Registered Securities may be exchanged for Registered Securities of any other authorized denominations and of a like aggregate principal amount, upon surrender of the Registered Securities to be exchanged at any office or agency designated for such purpose by the Company pursuant to Section 12(g). Registered Securities shall not be exchangeable into Bearer Securities. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Fiscal Agent shall authenticate and deliver, the Registered Securities which the holder making the exchange is entitled to receive, having endorsed thereon a Guarantee and an Exchange Option (if applicable) duly executed by the Guarantor.

           (c) All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, and the Guarantees and Exchange Options (if applicable) endorsed thereon shall be the valid obligations of the Guarantor, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Securities surrendered upon such registration of transfer or exchange.

           (d) Every Registered Security presented for registration of transfer or surrendered for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Fiscal Agent and the Transfer Agent to which such Security is presented or surrendered and the Security Registrar, duly executed by the holder thereof or his attorney duly authorized in writing. In the case of Registered Securities presented for transfer, all such instruments shall comply with the provisions of Paragraph (a) above. The registration of the transfer of a Registered Security by the Security Registrar shall be deemed to be the written acknowledgment of such transfer on behalf of the Company.

           (e) No service charge shall be made for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities, other than exchanges pursuant to Section 4 hereof or not involving any registration of transfer.

           (f) Neither the Company nor the Fiscal Agent nor any of the offices or agencies designated for the purposes specified in Section 12(f) nor any Transfer Agent shall be required (i) to exchange Bearer Securities for Registered Securities during the period between the close of business on the Record Date (as defined in Section 5 hereof) and the opening of business on the next succeeding interest payment date, (ii) to exchange any Bearer Security (or portion thereof) for a Registered Security if the Company shall determine that, as a result thereof, it may incur adverse consequences under the Federal income tax laws and regulations (including proposed regulations) of the United States in effect or proposed at the time of such exchange, or (iii) in the event of a redemption in part, (A) to register the transfer of Registered Securities or to exchange any Bearer Securities for Registered Securities during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending at the close of business on the day of the first publication of the relevant notice of redemption, or (B) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except portions not being redeemed of Securities being redeemed in part, or (C) to exchange any Bearer Security so selected for redemption except that on the date fixed for redemption a Bearer Security may be exchanged, on the terms and conditions set forth above, for a Registered Security that is simultaneously surrendered, with written instruction for payment on the date fixed for redemption, unless the redemption date is between the close of business on any Record Date and the close of business on the next succeeding interest payment date, in which case such exchange may only be made prior to the Record Date immediately preceding the redemption date.

      4.   Global Security; Exchange.

           (a) The Securities (other than the Restricted Securities) shall initially be in the form of a temporary global security (the "Global Security") in bearer form without interest coupons in the aggregate principal amount of U.S. $37,950,000 (less the amount of any Restricted Securities simultaneously issued) substantially in the form set forth in Exhibit B hereto. The Global Security and the Restricted Securities shall be authenticated by the Fiscal Agent upon the order of the Company on the same conditions, in substantially the same manner and with the same effect as the Definitive Securities. The Global Security and the Restricted Securities will be issued upon payment to the Company or its order in United States dollars in same-day funds by check or wire transfer to a United States dollar account designated by the Company at the office of The First National Bank of Boston, Boston, Massachusetts, at 3:00 p.m., London time, on May 4, 1995, at such other time on the same or such other date, not later than 5:00 p.m., London time, on the fifth business day in London thereafter, as the Managers and the Company may agree. Such payment will be made
(1) upon authorization from the Managers, which authorization will be given if the conditions to the Managers' obligations set forth in the Subscription Agreement are either satisfied or waived, (2) against delivery of the amount, if any, of Restricted Securities, as the Managers may request and as they shall direct, and (3) against delivery of the Global Security for the balance of the Securities to The Chase Manhattan Bank, N.A., London office, as depositary (the "Common Depositary") for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System (the "Euroclear Operator"), and Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL S.A."). The Global Security shall be held on deposit with the Common Depositary for the accounts of the Euroclear Operator and CEDEL S.A., for credit to the Managers' respective Securities Clearance Accounts (or to such other accounts as the Managers may have specified) with the Euroclear Operator or CEDEL S.A. "Exchange Date" means the date following the expiration of the 40-day period commencing on May 4, 1995.

           (b) Contemporaneously herewith, the Company shall execute and deliver to the Fiscal Agent at its principal office in New York Definitive Securities (which may be in typewritten form) in respect of the Restricted Securities bearing the Guarantees of the Guarantor endorsed thereon and containing the Exchange Options therein as set forth above. Without unnecessary delay but in any event not less than 15 days prior to the Exchange Date, the Company will execute and deliver to the Fiscal Agent at its principal office in London Definitive Securities bearing the Guarantees of the Guarantor endorsed thereon and containing the Exchange Options therein in the aggregate principal amount outstanding in the Global Debenture. At such time, the Fiscal Agent shall deliver to each holder of Restricted Securities printed Definitive Securities in exchange for an equal aggregate principal amount of non-printed Restricted Securities. On or after the Exchange Date, the Global Security may be surrendered to the Fiscal Agent to be exchanged, as a whole, for Definitive Bearer Securities without charge, and the Fiscal Agent shall authenticate and deliver, in exchange for such Global Security, an equal aggregate principal amount of Definitive Bearer Securities, but only upon presentation to the Fiscal Agent at its office in London of a certificate of the Euroclear Operator or CEDEL S.A. with respect to the Global Security, substantially in the form of Exhibit C hereto, to the effect that it has received a certificate or certificates in substantially the form set forth in Exhibit D hereto dated no earlier than 15 days prior to the Exchange Date and signed by the persons appearing in its records as the owners of the Global Security. Similarly, after the Exchange Date, the Global Security may be exchanged for an equal aggregate principal amount of Definitive Registered Securities upon presentation to the Fiscal Agent at its office in London of a certificate substantially in the form of Exhibit E hereto.

           (c) Only Bearer Securities may be issued upon receipt by the Euroclear Operator or CEDEL S.A. of a certificate or certificates in the form of Exhibit D hereto. Bearer Securities will be delivered only outside the United States, its territories and possessions, and only upon receipt of such certificate or certificates. Only Registered Securities may be issued upon receipt by the Euroclear Operator or CEDEL S.A. of a certificate or certificates in the form of Exhibit E hereto.

           (d) The delivery to the Fiscal Agent by the Euroclear Operator or CEDEL S.A. of any certificate referred to above may be relied upon by the Company and the Fiscal Agent as conclusive evidence that a corresponding certificate or certificates has or have been delivered to the Euroclear Operator or CEDEL S.A.
pursuant to the terms of this Agreement.

           (e) Upon any such exchange of a portion of the Global Security for a Definitive Security or Securities, the Global Security shall be endorsed by the Fiscal Agent to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Definitive Security or Securities. Until so exchanged in full, the Global Security shall in all respects be entitled to the same benefits under this Agreement as Definitive Securities authenticated and delivered hereunder.

      5.   Payment.

           (a) The Company will pay or cause to be paid to the Paying Agent the amounts, at the times and for the purposes, set forth herein and in the text of the Securities, and the Company hereby authorizes and directs the Paying Agent to make payment of the principal, premium, if any, and interest (and Additional Amounts as defined in Section 2 of the Definitive Securities) on the Securities from such payments.

           (b) At least 15 days prior to the date on which any payment of Additional Amounts shall be required to be made pursuant to Section 2 of the Definitive Securities, the Company will furnish the Paying Agent, each other paying agency of the Company and the Fiscal Agent with a certificate of one of its duly authorized officers instructing the Paying Agent and each other paying agency of the Company as to the amounts required (i) to be deducted or withheld for or on account of any taxes described in Section 2 of the Definitive Securities from a payment to be made on that date and (ii) to be paid to each holder of Securities or coupons as Additional Amounts pursuant to that paragraph. If the foregoing amounts are not uniform for all holders, then the Company's certificate shall specify by country of residence or other factor the amounts required to be deducted or withheld and to be paid as Additional Amounts for each holder or class of holders of the Securities or coupons. In the absence of its receipt of any such certificate from the Company, the Paying Agent may make payment without deduction or withholding. The Company and the Guarantor hereby agree to indemnify the Paying Agent, each other paying agency of the Company and the Fiscal Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part, arising out of or in connection with actions taken or omitted by any of them in reliance on any certificate furnished pursuant to this Section.

           (c) Interest on any Registered Security that is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the person in whose name that Security is registered at the close of business on the April 15 or October 15 immediately preceding such interest payment date (each, a "Record Date") even if such Registered Security is canceled, upon redemption, conversion or otherwise, after such Record Date. In case a Bearer Security is surrendered for exchange for a Registered Security after the close of business on any Record Date and before the opening of business on the next succeeding interest payment date, the Fiscal Agent shall not be required to perform such transfer or exchange of such Security.

           (d) Interest on any Registered Security that is payable upon conversion in accordance with Section 7(a) hereof shall be paid to the person in whose name that Security is registered immediately prior to the conversion, provided that if a Registered Security is converted after the close of business on a Record Date and before the opening of business on the next succeeding interest payment date, accrued interest shall be paid on the next succeeding interest payment date to the person in whose name that Security is registered at the close of business on that Record Date.

           (e) Any interest on any Registered Security that is payable, but is not punctually paid or duly provided for, on any interest payment date shall forthwith cease to be payable to the registered holder thereof on the relevant regular record date by virtue of having been such holder, and such defaulted interest may be paid by the Company to the registered holder of such Registered Security on a subsequent record date established by the Company in any lawful manner if, after notice given by the Company to the Fiscal Agent of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Fiscal Agent.

           (f) Subject to the foregoing provisions of this Section 5, each Security delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Security shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

           (g) In order to provide for the payment of the principal, premium, if any, and interest on the Securities as the same shall become due and payable, the Company shall pay to the Paying Agent at its office in London, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts therein, and in same day funds, the following amounts (and the Company shall give notice to the Fiscal Agent at least one full business day prior to the date payment is due to the Paying Agent as to the means of such payment), to be held and applied by the Paying Agent as hereinafter set forth:

           (i) The Company shall pay to the Paying Agent on the business day immediately prior to each interest payment date an amount sufficient to pay the interest due (and Additional Amounts, if any,) on all the Securities outstanding on such interest payment date, and the Paying Agent shall apply the amounts so paid to it to the payment of such interest (and Additional Amounts, if any) on such interest payment date.

           (ii) Upon presentment for conversion of any Securities pursuant to
      Section 7(a) hereof (except as described in the proviso to Section 5(d)), the Paying Agent shall immediately that day notify the Company of the amount of any accrued interest due and owing thereon. Within four business days of such notification the Company shall pay to the Paying Agent an amount sufficient to pay the accrued interest due on such Securities (and Additional Amounts, if any, thereon), and the Paying Agent shall apply the amounts so paid to it to the payment of such accrued interest (and Additional Amounts, if any, thereon) in accordance with the terms of the Securities.

           (iii)If the Company shall elect, or shall be required, to redeem all or any part of the Securities in accordance with Section 6 hereof, the Company will pay to the Paying Agent on the business day immediately prior to the date fixed for redemption thereof an amount sufficient (with any amount then held by the Paying Agent and available for the purpose) to pay the redemption price of the Securities called for redemption or entitled to be redeemed, together with accrued interest thereon (and Additional Amounts, if any, thereon) to the date fixed for redemption and not paid pursuant to clause (g)(i) of this Section 5, and the Paying Agent shall apply such amount to the payment of the redemption price and accrued interest thereon (and Additional Amounts, if any, thereon) in accordance with the terms of the Securities.

           (iv) On the business day immediately prior to the maturity date of the Securities, the Company shall pay to the Paying Agent an amount which, together with any amounts then held by the Paying Agent, and available for payment thereof, shall be equal to the entire amount of principal and interest (and Additional Amounts, if any) to be due on such maturity date on all the Securities then outstanding, and the Paying Agent shall apply such amount to the payment of the principal of and interest on (and Additional Amounts, if any, on) the Securities in accordance with the terms of the Securities.

      6.   Redemption.

           (a) If, under the circumstances described in Section 3 of the Definitive Securities, the Company shall elect to redeem outstanding Securities, the following provisions shall be applicable:

           (i) The Company shall, at least 35 days in the case of a redemption in whole or 75 days in the case of a redemption in part (or such shorter period as shall be reasonably acceptable to the Fiscal Agent) before the date designated for such redemption, give notice to the Agents of its election to redeem the Securities on the redemption date specified in such notice and state in such notice that the conditions precedent to such redemption have occurred and describe them, and in case of redemptions pursuant to Section 3(b) of the Definitive Securities shall provide to the Fiscal Agent an opinion of counsel (who can be an employee of the Company or the Guarantor) satisfactory to the Fiscal Agent stating that the legal conditions precedent to the right of the Company to effect such redemption have occurred, and shall request the Fiscal Agent to arrange for publication and mailing of the notice specified in clause (a)(ii) below.

           (ii) In case the Company shall give notice to the Agents of its election to redeem the Securities, the Fiscal Agent shall cause to be published on behalf of the Company a notice of redemption in accordance with the provisions of Section 3 of the Definitive Securities and shall mail by first-class mail a copy of notice to each holder of a Registered Security at the address of such holder as it shall appear in the Security Register. The Fiscal Agent shall send a copy of such notice of redemption to the Company, the Guarantor, the Paying Agent (if different from the Fiscal Agent) and each other paying agency of the Company.

           (iii)Such notice shall be published on behalf and at the expense of the Company in an Authorized Newspaper (as defined in Section 19 hereof) in New York City, London and, so long as the Securities are listed on the Luxembourg Stock Exchange, in Luxembourg, as set forth in Section 19 of this Agreement and Section 3 of the Definitive Securities. In the case of a redemption in whole, notice will be given once not more than 60 nor less than 30 days prior to the date fixed for redemption. In the case of a partial redemption, notice will be given twice, the first such notice to be given not more than 75 nor less than 60 days prior to the date fixed for redemption and the second such notice to be given not more than 60 and not less than 30 days prior to the date fixed for redemption.

           (b) Under the circumstances described in Section 3(d) of the Definitive Securities concerning the redemption of outstanding Securities at the option of the holders thereof, the following provisions shall be applicable:

           (i) The Company shall give notice to the Agents of the occurrence of a Redemption Event immediately upon the occurrence of such Redemption Event. Such notice shall state:

                (A) The nature of the Redemption Event; (B) The Holder Redemption Date (as that term is defined in Section 3(d) of the Definitive
                     Securities) in respect of such Redemption
                     Event; and
                (C) The redemption price as set forth in Section 3(d) of the Definitive Securities.

           (ii) The Fiscal Agent shall cause to be published on behalf of the Company a notice of entitlement to redeem in accordance with the provisions of Section 3 of the Definitive Securities and shall mail by first-class mail a copy of such notice to each holder of a Registered Security at the address of such holder as it shall appear in the Security Register. The Fiscal Agent shall send a copy of such notice of entitlement to redeem to the Company, the Guarantor, the Paying Agent (if different from the Fiscal Agent) and each other paying agency of the Company.

           (iii)Such notice shall be published on behalf and at the expense of the Company in an Authorized Newspaper (as defined in Section 19 hereof) in New York City, London and so long as the Securities are listed on the Luxembourg Stock Exchange, in Luxembourg, as set forth in Section 19 of this Agreement and Section 3 of the Definitive Securities. Notice shall be given not later than 10 days after the later of the Exchange Date or the date of the occurrence of the Redemption Event.

           (iv) Upon the deposit of any of the Definitive Securities with the agency designated by the Company as the place for payment of the Definitive Securities together with a duly signed and completed redemption notice, all in accordance with the provisions of Section 3 of the Definitive Securities, the holder of such Definitive Security shall be entitled to receive a non-transferable receipt evidencing such deposit.

           (v) The Fiscal Agent shall notify the Company on each of the five business days prior to the Holder Redemption Date for Securities to be redeemed under this Section 6(b) of the amount required to redeem such Securities.

      7.   Conversion of Securities; Exchange Option.

           (a)  Conversion.

           (i) Subject to and upon compliance with the provisions of this
      Section 7(a), at the option of the holder thereof, (a) any Definitive Security (other than a Restricted Security) or, in the case of any Registered Security or Bearer Security of a denomination other than $1,000, any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000, may be converted on or after the date which is the later of July 15, 1995 and the Exchange Date and prior to redemption or maturity, and (ii) any Restricted Security, or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000, may be converted on or after the date which is the latest of July 15, 1995, the Exchange Date or the date of the effectiveness of the Registration Statement relating to the Common Stock issuable upon conversion of the Restricted Securities (the "Registration Date") and prior to redemption or maturity, in each case at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares of Common Stock of the Company (the "Common Stock") as set forth in the Definitive Securities. The right to convert Securities called for redemption will terminate at the close of business on the fifteenth day next preceding the date fixed for redemption (or if such date is not a business day, on the next succeeding business day) and will be lost if not exercised prior to that time. The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be initially $17.92 per share of Common Stock. The Conversion Price shall be adjusted in certain instances as provided in paragraphs (c)(i),
      (ii), (iii), (iv), (vi) and (vii) of Section 4 of the Definitive
      Securities.

           (ii) In order to exercise the conversion privilege, the holder of any Security to be converted shall surrender such Security, together with all unmatured coupons if any, and any matured coupons in default appertaining thereto, if any, at the office of the Conversion Agent or any office or agency of the Company maintained for that purpose pursuant to Section 12(f), accompanied by written notice, in substantially the form set forth in the Definitive Security, to the Company, at such office or agency that the holder elects to convert such Security or, if less than the entire principal amount of a Registered Security or Bearer Security of a denomination other than $1,000 is to be converted, the portion thereof to be converted. Upon presentment for conversion of any Securities pursuant to this Section, the Conversion Agent shall immediately that day notify the Company of such presentment. No payment or adjustment shall be made upon any conversion on account of any dividends on the Common Stock issued upon conversion. Accrued interest from the immediately preceding interest payment date until the conversion date (and Additional Amounts, if any, thereon) will be paid to the holder, through the Paying Agent, in the same manner as payments of interest, within five business days (as defined in the Securities) after the conversion date, provided that if a Registered Security is converted after the close of business on a Record Date and before the opening of business on the next succeeding interest payment date, accrued interest shall be paid on the next succeeding interest payment date to the person in whose name that security is registered at the close of business on that Record Date.

           (iii)Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the holders of such Securities as holders shall cease, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall cause to be issued or delivered at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable or deliverable upon conversion, together with payment, in lieu of any fraction of a share, as provided below. The Paying Agent shall, within five business days after the conversion date, make a payment for the accrued interest thereon (and Additional Amounts, if any, thereon), except as otherwise provided in the proviso to the last sentence of Section 7(a)(ii).

           (iv) In the case of any Registered Security or Bearer Security of a denomination other than $1,000 that is converted in part only, upon such conversion the Company shall execute and the Fiscal Agent shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Security or Securities of any authorized kind or denomination as requested by such holder, in aggregate principal amount equal to the unconverted portion of the principal amount of such Security, having endorsed thereon a Guarantee and an Exchange Option duly executed by the Guarantor.

           (v) No fractional shares of Common Stock shall be issued or delivered upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable or deliverable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or, in the case of Registered Securities or Bearer Securities of a denomination other than $1,000, specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable or deliverable upon conversion of any Security or Securities (or, in the case of Registered Securities or Bearer Securities of a denomination other than $1,000, specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price per share (as defined in the Definitive Securities) of Common Stock at the close of business on the day preceding the day of conversion.

           (vi) Whenever the Conversion Price is adjusted as provided in the Definitive Securities:

                (A) the Company shall compute the adjusted Conversion Price in accordance with the terms of the Definitive Securities and shall prepare a certificate signed by the President, any Vice President or the Treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Conversion Agent and at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 12(f); and

                (B) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be required, and, as soon as practicable after it is required, the Company shall promptly cause a notice setting forth the adjusted Conversion Price to be given to the holders of the Securities as provided in
        Section 19.

           (vii)In case:

                (A) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its retained earnings (excluding dividends payable in stock for which adjustment is made pursuant to the terms of the Definitive Securities); or

                (B) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                (C) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                (D) of the involuntary dissolution, liquidation or winding up of the Company; or

                (E) the Company proposes to take any other action which would require an adjustment of the Conversion Price pursuant to the Definitive Securities;

      then the Company shall cause to be filed with the Conversion Agent and at each office or agency maintained for the purpose of conversion of Securities a notice setting forth the adjusted Conversion Price and shall cause notice to be given as provided in Section 19 except that notice need be given once at least 20 days (or 10 days in any case specified in clause
      (A) or (B) above) prior to the applicable record date hereinafter specified, stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants is to be determined, or (y) the date on which a reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for the securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. The failure to give notice required by this Section or any defect therein shall not affect the legality or validity of any dividend, distribution, rights, warrants, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, or the vote on any such action.

           (viii) The Company shall, from and after the date on which the Securities are convertible into Common Stock, have reserved and available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Securities.

           (ix) The Company shall in good faith file, promptly following the issuance hereof, a registration statement with the U. S. Securities and Exchange Commission covering the resale of shares of Common Stock issuable upon conversion of the Restricted Securities. The Company shall in good faith use its best efforts to cause such registration statement to be declared effective as promptly as practicable thereafter and shall in good faith use its best efforts (i) to cause all registrations with, and to obtain any approvals by, any governmental authority under any Federal or state law of the United States that may be required before the shares of Common Stock may be lawfully issued or transferred, (ii) to maintain the effectiveness of such registrations for such period of time until Rule 144(k) under the U.S. Securities Act of 1933 is available for the resale of the shares of Common Stock issuable upon conversion of the Restricted Securities (iii) to list the shares of Common Stock required to be issued or delivered upon conversion of Securities prior to such issue or delivery on each national securities exchange on which the outstanding Common Stock is listed at the time of such delivery.

           (x) The Company covenants that all shares of Common Stock which may be issued or delivered upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 13, the Company will pay all stamp, excise or similar taxes or duties, liens and charges with respect to the issue thereof.

           (xi) All converted Securities shall be held by the Company, and may, at any time, be delivered to the Fiscal Agent for cancellation, which shall hold or dispose of the same. Converted Securities shall not be transferred. The Company will promptly give, or cause to be given, written notice to the Fiscal Agent of the serial numbers of all Securities which have been converted.

           (xii)In case of any consolidation with, or merger of the Company into, any other corporation, or in case of any merger of another corporation into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, the corporation formed by such consolidation or resulting from such merger (which shall not include the sale or transfer of any portion of the assets of the Company to any corporation which, immediately following such transfer is at least 51%-owned by the Company, provided that such sale or transfer does not result in the reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or which acquires such assets, as the case may be, shall execute and deliver to the Fiscal Agent an amendment to the Fiscal Agency Agreement providing that the holder of each Definitive Security shall have the right during the period such Security shall be convertible as specified in the Definitive Securities to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer assuming, if such consolidation, merger, sale or transfer is prior to the period such Security shall be convertible, that the Securities were convertible at such time at the initial Conversion Price as adjusted pursuant to the terms of the Definitive Securities. Such amendment shall provide for adjustments which, for events subsequent to the effective date of such amendment, shall be as nearly equivalent as may be practicable to the adjustments provided for in the Definitive Securities. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

           (xiii) Subject to Section 11(j), neither the Fiscal Agent nor the Conversion Agent or agency appointed by the Company shall at any time be under any duty or responsibility to any holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in the Definitive Securities provided to be employed, in making the same. Neither the Fiscal Agent nor the Conversion Agent or agency appointed by the Company shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the conversion of any Security; and neither the Fiscal Agent nor the Conversion Agent or agency appointed by the Company makes any representation with respect thereto. Neither the Fiscal Agent nor the Conversion Agent or agency appointed by the Company shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or to make any cash payment upon the delivery of any Security for the purpose of conversion or to comply with any of the covenants contained in this Section 7(a).

           (xiv)Any Common Stock issued upon conversion of a Security ("Restricted Common Stock") at any time prior to the date which is three years after the Closing Date when a registration statement in respect of such Common Stock is not effective under the Securities Act shall be subject to the restrictions on transfer set forth in paragraph 3(a) hereof to the same extent as the Securities which were so converted. All shares of Restricted Common Stock shall bear the legend and transfer requirements set forth on the form of Registered Security set forth as Exhibit A hereto.

           (b)  Exchange Option.

           (i) Subject to and upon compliance with the provisions of this
      Section 7(b), at the option of the holder thereof, any Definitive Security or, in the case of any Registered Security or Bearer Security of a denomination other than $1,000, any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be exchanged on or after the date which is the later of the Exchange Date or the date of the effectiveness of a registration statement relating to the Guarantor Common Stock (as hereinafter defined), at the principal amount thereof, or of such portion thereof, for fully paid and nonassessable shares of Common Stock of the Guarantor ("Guarantor Common Stock") as set forth in the Exchange Options endorsed upon the Definitive Securities (the "Exchange Options"). The Exchange Options may be exercised from and after the date set forth herein, by the holder of any outstanding Definitive Security in the event of a Change in Control (as defined in the Exchange Options endorsed upon the Definitive Securities) that has not been approved by the Continuing Directors (as defined in the Exchange Options endorsed upon the Definitive Securities). The price at which shares of Guarantor Common Stock shall be delivered upon such exchange shall be determined in accordance with the terms of the Exchange Options endorsed upon the Definitive Securities. Any reference herein to the Exchange Options shall be deemed to mean such Exchange Options as they may be amended by the Guarantor from time to time as provided in the Exchange Options. In all events, the Exchange Options are subject to termination as provided therein. The Guarantor shall cause to be filed with the Conversion Agent and at each office or agency maintained for the purpose of exchange of Securities a notice setting forth the terms and effective date of any such amendment or the date of such termination and shall cause notice to the effect of such amendment or termination, including the terms and the effective date thereof to be given as provided in Section 19 except that notice need only be given once not more than 20 days after the date of such amendment or termination by the Guarantor. The failure to give notice required by this Section or any defect therein shall not affect the legality or validity of any amendment or termination.

           (ii) In order to exercise an Exchange Option, the holder of any Security to be so exchanged shall surrender such Security, together with (if applicable) all unmatured coupons and any matured coupons in default appertaining thereto and the sum of $1.00 for each full share of Guarantor Common Stock to be issued upon such exchange in New York Clearing House Funds or such other funds acceptable to the Guarantor, at the office of the Conversion Agent or any office or agency of the Guarantor maintained for that purpose pursuant to Section 12(f), accompanied by written notice in substantially the form set forth in the Exchange Options endorsed upon the Definitive Securities to the Guarantor, at such office or agency that the holder elects to exchange such Security or, if less than the entire principal amount of a Registered Security or Bearer Security of a denomination other than $1,000 is to be exchanged, the portion thereof to be exchanged. Subject to, in the case of Registered Securities surrendered for exchange during the period from the close of business on any Record Date next preceding any interest payment date to the opening of business on such interest payment date, the right of the holder of record of a Registered Security at such record date to receive an installment of interest, no payment or adjustment shall be made upon any exchange on account of any interest accrued on the Securities surrendered for exchange or on account of any dividends on the Guarantor Common Stock issued upon exchange.

           (iii)Securities shall be deemed to have been exchanged immediately prior to the close of business on the day of surrender of such Securities for exchange in accordance with the foregoing provisions, and at such time the rights of the holders of such Securities as holders shall cease, and the person or persons entitled to receive the Guarantor Common Stock issuable upon such exchange shall be treated for all purposes as the record holder or holders of such Guarantor Common Stock at such time. As promptly as practicable on or after the exchange date, the Guarantor shall cause to be issued or delivered at such office or agency a certificate or certificates for the number of full shares of Guarantor Common Stock issuable or deliverable upon such exchange, together with payment, in lieu of any fraction of a share, as provided below.

           (iv) In the case of any Registered Security or Bearer Security of a denomination other than $1,000 which is exchanged in part only, upon such exchange, the Guarantor shall certify to the Company such partial exchange, and the Company shall execute and the Fiscal Agent shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Security or Securities of any authorized kind or denomination as requested by such holder, in aggregate principal amount equal to the unconverted portion of the principal amount of such Security, having endorsed thereon a Guarantee and an Exchange Option duly executed by the Guarantor.

           (v) No fractional shares of Guarantor Common Stock shall be issued or delivered upon exchange of Securities pursuant to the Exchange Options. If more than one Security shall be surrendered for exchange at one time by the same holder, the number of full shares which shall be issuable or deliverable upon exchange thereof shall be computed on the basis of the aggregate principal amount of the Securities (or, in the case of Registered Securities or Bearer Securities of a denomination other than $1,000 specified portions thereof) so surrendered. Instead of any fractional share of Guarantor Common Stock which would otherwise be issuable or deliverable upon exchange of any Security or Securities (or, in the case of Registered Securities or Bearer Securities of a denomination other than $1,000, specified portions thereof), the Guarantor shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Exchange Price (as defined in the Exchange Options) of Guarantor Common Stock.

           (vi) The Guarantor shall, from and after the date on which the Exchange Options first may apply, at all times have reserved and available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the exchange of the Securities, the full number of shares of Guarantor Common Stock then issuable upon the exchange of all Securities.

           (vii)The Guarantor shall use its best efforts to take all steps necessary (i) to cause all registrations with, and to obtain any approvals by, any governmental authority under any Federal or state law of the United States that may be required before the shares of Guarantor Common Stock may be lawfully issued or transferred and (ii) to list the shares of Guarantor Common Stock required to be issued or delivered upon conversion of Securities prior to such issue or delivery on each national securities exchange on which the outstanding Guarantor Common Stock is listed at the time of such delivery.

           (viii) The Guarantor covenants that all shares of Guarantor Common Stock which may be issued or delivered upon exchange of Securities will upon issue be fully paid and nonassessable and, except as provided in
      Section 13, the Guarantor will pay all stamp, excise or similar taxes or duties, liens and charges with respect to the issue thereof.

           (ix) All exchanged Securities shall be held by the Guarantor, and may, at any time, be delivered to the Fiscal Agent for cancellation, which shall hold or dispose of the same. Exchanged Securities shall not be transferred and will cease to represent obligations of the Company upon the presentation thereof for such exchange. The Guarantor will promptly give, or cause to be given, written notice to the Company and the Fiscal Agent of the serial numbers of all Securities which have been exchanged.

           (x) Neither the Fiscal Agent nor the Conversion Agent or agency appointed by the Guarantor shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Guarantor Common Stock which may at any time be issued or delivered upon the exchange of any Security; and neither the Fiscal Agent nor the Conversion Agent or agency appointed by the Guarantor makes any representation with respect thereto. Neither the Fiscal Agent nor the Conversion Agent or agency appointed by the Guarantor shall be responsible for any failure of the Guarantor to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or to make any cash payment upon the delivery of any Security for the purpose of exchange or to comply with any of the covenants contained in this Section 7(b).

           (xi) Issuance of any Guarantor Common Stock to be issued pursuant to an Exchange Option ("Restricted Guarantor Common Stock") shall be deferred until such time as a registration statement in respect of such Guarantor Common Stock is effective under the Securities Act.

      8.   Surrendered Securities.

           All Securities, together with any coupons appertaining thereto, surrendered for payment, redemption, retirement, transfer or exchange and all coupons paid through the application of interest installments shall be delivered to the Fiscal Agent. In any such case the Fiscal Agent shall cancel all Securities and coupons not previously canceled and destroy all such Securities so delivered and shall furnish to the Company and the Guarantor a certificate with respect to such destruction. Such certificate shall state, in the case of destruction of the Global Security, that all certificates of the Euroclear Operator or CEDEL S.A. as to beneficial ownership required by Section 4 hereof have been duly presented by the Euroclear Operator or CEDEL S.A.

      9.   Mutilated, Destroyed, Stolen or Lost Securities.

           The Fiscal Agent is hereby authorized, in accordance with the provisions of the Securities and this Section, from time to time to authenticate and deliver Securities in exchange for or in lieu of Securities that become mutilated, destroyed, stolen or lost, upon receipt of indemnity and such other documents or proof as may be required in form and substance satisfactory to the Fiscal Agent, the Company and the Guarantor. Every Security authenticated and delivered in exchange for or in lieu of any such Security shall have endorsed thereon a Guarantee and an Exchange Option (if applicable) and shall be considered obligations of the Company and the Guarantor and shall carry all rights to interest accrued and unpaid and to accrue which were carried by such Security, and notwithstanding anything to the contrary herein contained, any new Bearer Security shall have attached thereto such coupons that neither gain nor loss in interest shall result from such exchange or substitution.

      10.  Signatures.

           (a) Securities shall be executed on behalf of the Company by its President, its Secretary, any Vice President or its Treasurer, any of whose signatures may be manual or in facsimile, and any coupons appertaining thereto shall be executed on behalf of the Company by the facsimile signature of its President, its Secretary, any Vice President or its Treasurer. Any signature in facsimile may be imprinted or otherwise reproduced on the Securities. The Company may adopt and use the signature or facsimile signature of any person who shall be a President, Secretary, Vice President or Treasurer at the time of the execution of the Securities, notwithstanding the fact that at the time the Securities shall be authenticated and delivered, or disposed of, such person shall have ceased to have held such office by virtue of which such person so executed such security.

           (b) The Guarantees and the Exchange Options shall be executed on behalf of the Guarantor by its President, any Vice President, or its Treasurer, manually or in facsimile, and a facsimile of its corporate seal shall be impressed, imprinted or engraved thereon and shall be attested by its Secretary or one of its Assistant Secretaries, whose signature may be manual or in facsimile, prior to the authentication of the Securities on which they are endorsed. Any signature in facsimile may be imprinted or otherwise reproduced on the Guarantees and the Exchange Options. The Guarantor may adopt and use the signature or facsimile signature of any person who shall be any such officer of the Guarantor at the time of the execution of the Guarantee and the Exchange Option (if applicable), notwithstanding the fact that at the time the Securities shall be authenticated and delivered, or disposed of, such person shall have ceased to be such officer of the Guarantor.

           11.  Agreements Concerning Agents.

           Each of the Agents accepts its obligations herein and in the Securities, upon the terms and conditions hereof and thereof, including the following, to all of which the Company and Guarantor agree and to all of which the rights hereunder of the holders from time to time of the Securities and coupons shall be subject:

           (a) Each of the Agents shall be entitled to reasonable compensation for all services rendered by such Agent, as separately agreed by the Company and the Agent, and the Company and the Guarantor jointly and severally agree promptly to pay such compensation and to reimburse each of the Agents for the reasonable out-of-pocket expenses (including, but not limited to, counsel fees) incurred by such Agent in connection with the services rendered by it hereunder. The Company and the Guarantor, jointly and severally, also agree to indemnify each of the Agents and each other paying agency and conversion agency of the Company for, and to hold it harmless against, any loss, liability or expense (including the costs and expenses of defending against any claim of liability) incurred without negligence or bad faith on the part of such Agent or other paying agency and conversion agency, arising out of or in connection with its acting as an Agent or other paying agency and conversion agency of the Company hereunder. The obligations of the Company and the Guarantor under this clause
(a) shall survive payment of the Securities or the resignation or removal of any Agent or paying agency and conversion agency.

           (b) In acting under this Agreement and in connection with the Securities, each of the Agents and each other paying agency and conversion agency of the Company is acting solely as agent of the Company, and does not assume any obligation, or relationship of agency or trust, for or with any of the owners or holders of the Securities or coupons, except that all funds held by the Paying Agent or any other paying agency of the Company for payment of principal, premium, if any, or interest on (or Additional Amounts, if any, on) the Securities shall be held in trust but need not be segregated from other funds except as required by law and as set forth herein and in the Securities, and shall be applied as set forth herein and in the Securities; provided, however, that monies paid by the Company or the Guarantor to the Paying Agent or any other paying agency of the Company for the payment of principal of or interest on (or Additional Amounts, if any, on) Securities remaining unclaimed at the end of two years after such principal or interest (or Additional Amounts, if any) shall have become due and payable shall be repaid to the Company or the Guarantor, as the case may be, as provided and in the manner set forth in the Securities, whereupon the aforesaid trust shall terminate and all liability of the Paying Agent or such other paying agency of the Company with respect thereto shall cease.

           (c) Each of the Agents and each other paying agency and conversion agency of the Company may consult with one or more counsel satisfactory to it (including counsel to the Company or the Guarantor), and the written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

           (d) Each of the Agents and each other paying agency and conversion agency of the Company shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered by it in reliance upon any Security, Guarantee, Exchange Option, coupon, notice, direction, consent, certificate, affidavit, statement or other paper or document believed in good faith by such Agent or such other paying agency and conversion agency of the Company to be genuine and to have been signed by the proper parties.

           (e) Each of the Agents and each other paying agency and conversion agency of the Company, its officers, directors and employees may become the owner of, or acquire any interest in, any Securities or coupons, with the same rights that it or they would have if it were not an Agent or such other paying agency of the Company hereunder, and may engage or be interested in any financial or other transaction with the Company, the Guarantor and their affiliates and may act on, or as depositary, trustee or agent for, any committee or body of holders of Securities or other obligations of the Company or the Guarantor, as freely as if it were not an Agent or a paying agency or conversion agency of the Company hereunder.

           (f) Neither the Paying Agent nor any other paying agency of the Company shall be under any liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Securities.

           (g) The recitals contained herein and in the Securities (except in the Fiscal Agent's certificates of authentication), shall be taken as the statements of the Company or the Guarantor, as the case may be, and the Agents assume no responsibility for the correctness of the same. None of the Agents makes any representation as to the validity or sufficiency of this Agreement or the Securities or the coupons or the Guarantees or the Exchange Options, except for such Agent's due authorization to execute this Agreement. Neither the Agents nor any other paying agency of the Company shall be accountable for the use or application by the Company of the proceeds of any Securities authenticated and delivered by the Fiscal Agent in conformity with the provisions of this Agreement.

           (h) The Agents and each other paying agency and conversion agency of the Company shall be obligated to perform such duties and only such duties as are herein and in the Securities specifically set forth and no implied duties or obligations shall be read into this Agreement or the Securities against the Agents or any other paying agency of the Company. The Agents shall not be under any obligation to take any action hereunder which may tend to involve them in any expense or liability, the payment of which within a reasonable time is not, in their reasonable opinion, assured to them.

           (i) Unless herein or in the Securities otherwise specifically provided, any order, certificate, notice, request, direction, or other communication, from the Company or the Guarantor made by or given by either of them under any provision of this Agreement shall be sufficient if signed by the President, the Secretary, any Vice President or the Treasurer of the Company or the Guarantor, as the case may be.

           (j) Anything in this Agreement to the contrary notwithstanding, none of the Agents shall incur any liability hereunder, except as a result of negligence or bad faith attributable to it or its officers or employees, and shall incur no liability for the negligence or bad faith of its agents appointed by it with due care; provided that the Agent shall notify the Company and the Guarantor of the appointment of any such agents.

           (k) The Agents shall not be liable for any loss caused by events beyond the reasonable control of the Agents including any malfunction, interruption of or error in the transmission of information caused by any machines or system or interception of communication facilities, abnormal operating conditions or acts of God. The Agents shall have no liability whatsoever for any consequential, special, indirect or speculative loss or damages suffered by the Company in connection with the transactions contemplated by and the relationship established by this Agreement even if the Agents have been advised as to the possibility of the same. These provisions will override all other provisions of this Agreement.

      12.  Offices, Resignation, Successors, Etc. of Agents;
Paying, Conversion and Transfer Agencies.

           (a) The Company agrees that, until none of the Securities and coupons is outstanding or until monies for the payment of all principal, premium, if any, and interest on (and Additional Amounts payable pursuant to Section 2 of the Definitive Securities, if any, on) all outstanding Securities shall have been made available at the office of the Paying Agent and shall have been returned to the Company as provided in the Securities, there shall at all times be a Fiscal Agent in the Borough of Manhattan, New York City, which shall be a bank or trust company organized and doing business under the laws of the United States of America or of any State of the United States of America, in good standing and authorized under such laws to exercise corporate trust powers, a Paying Agent, a Conversion Agent and a Transfer Agent having offices in a city in Western Europe and in New York City, which shall be a bank or trust company organized, in good standing and doing business under the laws of the United States of America or of any State of the United States of America, and a paying agency, a conversion agency and a transfer agency in at least one city in Western Europe, which shall be Luxembourg so long as the Securities are listed on the Luxembourg Stock Exchange.

           (b) Each of the Agents may at any time resign as such Agent by giving written notice to the Company and to the Guarantor of such intention on its part, specifying the date in which its desired resignation shall become effective; provided, however, that such date shall never be less than ninety days after receipt of such notice by the Company and the Guarantor unless the Company and the Guarantor agree to accept less notice. Each of the Agents hereunder may be removed at any time by the filing with it of any instrument in writing signed on behalf of the Company and the Guarantor and specifying such removal and the date when it is intended to become effective. Such resignation or removal shall take effect upon the date of the appointment by the Company and the Guarantor, as hereinafter provided, of a successor Fiscal Agent, Conversion Agent or Paying Agent, as the case may be, and the acceptance of such appointment by such successor Agent. Upon its resignation or removal, each of the Agents shall be entitled to the payment by the Company and the Guarantor of its compensation for the services rendered hereunder and to the reimbursement of all reasonable out-of-pocket expenses incurred in connection with the services rendered hereunder by such Agent and shall promptly notify the Company of such action.

           (c) In case at any time any of the Agents shall resign, or shall be removed, or shall be incapable of acting, or shall file a voluntary petition as a debtor under Chapter 7 or 11 of Title 11 of the United States Code or have an order for relief entered against it as a debtor under Chapter 7 or 11 of Title 11 of the United States Code or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if an order of any court shall be entered approving any petition filed by or against the Fiscal Agent under any legislation similar to the provisions of Title 11 of the United States Code or against any of the Agents under the provisions of any legislation similar to the provisions of Title 11 of the United States Code, or if a receiver of it or of all or any substantial part of its property shall be appointed, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Agent, qualified as aforesaid, shall be appointed by the Company and the Guarantor by an instrument in writing. Upon the appointment as aforesaid of a successor Agent and acceptance by it of such appointment, the Agent so superseded shall cease to be such Agent hereunder. If no successor Agent shall have been so appointed by the Company and the Guarantor and shall have accepted appointment as hereinafter provided, any holder of a Security, on behalf of itself and all others similarly situated, or any Agent may petition any court of competent jurisdiction for the appointment of a successor Agent and shall promptly notify the Company and the Guarantor of such action.

           (d) Any successor Fiscal Agent, Conversion Agent, Transfer Agent or Paying Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company and the Guarantor an instrument accepting such appointment hereunder, and thereupon such successor Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as such Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Agent shall be entitled to receive, all monies, securities or other property on deposit with or held by such predecessor, as such Agent hereunder.

           (e) Any corporation or bank into which any of the Agents hereunder may be merged or converted, or any corporation or bank with which such Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which such Agent shall be a party, or any corporation or bank to which such Agent shall sell or otherwise transfer all or substantially all the assets and business of such Agent, or any corporation to which the Fiscal Agent shall sell or otherwise transfer all or substantially all of its corporate trust business, provided that it shall be qualified as aforesaid, shall be the successor to such Agent under this Agreement without the execution or filing of any document or any further act on the part of any of the parties hereto.

           (f) So long as there shall be a Fiscal Agent and Paying Agent hereunder, the Company shall maintain agencies (i) where Registered Securities (but not Bearer Securities or coupons ) may be presented for surrender for payment (and for the payment of Additional Amounts on the Registered Securities, if any) and where Securities may be surrendered for conversion in the Borough of Manhattan, New York City, and (ii) where Bearer Securities and coupons may be surrendered for payment (and for the payment of Additional Amounts (pursuant to Section 2 of the Definitive Securities) on Bearer Securities, if any) and where Bearer Securities may be surrendered for conversion in at least one city in Western Europe, which shall be Luxembourg so long as the Securities are listed on the Luxembourg Stock Exchange. The Company now intends to maintain additional agencies (subject to applicable laws and regulations) where Bearer Securities may be surrendered for payment (and for the payment of Additional Amounts (pursuant to Section 2 of the Definitive Securities) on Bearer Securities, if
any), where Registered Securities may be surrendered for payment and where Securities may be surrendered for conversion in London, England and Luxembourg, and during such period to keep the Agents advised of the names and locations of such agencies. The Guarantor shall maintain additional agencies where Securities may be surrendered for exchange pursuant to the Exchange Options (if applicable) at such locations and with such agencies as are maintained from time to time by the Company for the surrender of securities for conversion. Unless the Company shall otherwise notify each of the Agents in writing, the sole such paying agencies and conversion agencies shall be the agencies specified in the Securities. The Company authorizes the Paying Agent to pay to or to the order of the aforesaid agencies, upon demand by such agencies, funds for the payment of the principal, premium, if any, and interest on (and Additional Amounts pursuant to Section 2 of the Definitive Securities, if any, on) the Securities. Except as otherwise arranged by the Company, the Fiscal Agent shall arrange for the payment of the compensation of such paying agencies for their services as such, and the Company and the Guarantor shall pay to the Fiscal Agent from time to time sufficient funds to make such payments.

           (g) So long as there shall be a Fiscal Agent, Paying Agent and Conversion Agent hereunder, the Company shall maintain a Security Registrar and additional transfer agencies (the "Transfer Agents") (i) where Registered Securities may be surrendered for exchange for Registered Securities in New York City and (ii) in at least one city in Western Europe, which shall be Luxembourg so long as the Securities are listed on the Luxembourg Stock Exchange, where Bearer Securities may be delivered in exchange for Bearer Securities or for Registered Securities. Consistent with applicable laws and regulations, including the provisions of the federal income tax laws of the United States, such agencies may be the same agencies as or different agencies from those maintained by the Company pursuant to Section 12(f).

           The Company hereby appoints Banque Internationale a Luxembourg, 69, route d'Esch, L-1470 LuxembourgVille, Luxembourg, as Transfer Agent for such exchanges. The transfer, exchange and registration of transfer or exchange of Registered Securities shall be made by the Fiscal Agent in New York City.

      13.  Taxes.

           The Company will pay all stamp taxes and other similar duties, if any, that may be imposed by the United States of America or the United Kingdom, or any state or political subdivision thereof or taxing authority therein, with respect to the execution or delivery of this Agreement, or the issuance of the Global Security or the Guarantees, or the exchange from time to time of the Global Security for Definitive Securities, or with respect to the issue or delivery of shares of Common Stock on conversion of Securities; provided, however, that the Company shall not be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or duty or has established to the satisfaction of the Company that such tax or duty has been paid; and further provided, that the Company shall not be required to pay any tax or duty that may be payable in respect of any accrued interest paid in connection with the conversion of the Securities.

      The Guarantor will pay all stamp taxes and other similar duties, if any, that may be imposed by the United States of America or the United Kingdom, or any state or political subdivision thereof or taxing authority therein, with respect to the issue or delivery of shares of Guarantor Common Stock on exchanges of Securities pursuant to Exchange Options; provided, however, that the Guarantor shall not be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue or delivery of shares of Guarantor Common Stock in a name other than that of the holder of the Security or Securities to be exchanged, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Guarantor the amount of any such tax or duty or has established to the satisfaction of the Guarantor that such tax or duty has been paid.

      14. Meetings and Votes of Holders.

           (a) A meeting of holders of Securities may be called at any time and from time to time pursuant to this Section for any of the following purposes:
(i) to give any notice to the Company, to the Guarantor or to the Fiscal Agent, or to give any directions to the Fiscal Agent, or to consent to the waiving of any default hereunder or under the Definitive Securities and its consequences, or to take any other action authorized to be taken by holders of Securities pursuant to Section 9 of the Definitive Securities; or (ii) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Securities under any other provision of this Agreement, the Definitive Securities or under applicable law.

           (b) Meetings of holders of Securities may be held at such place or places in New York City or London as the Fiscal Agent or, in case of its failure to act, the Company, the Guarantor or the holders calling the meeting shall from time to time determine.

           (c) The Fiscal Agent may at any time call a meeting of holders of Securities to be held at such time and at such place in any of the locations designated in Section 14(b) hereof as the Fiscal Agent shall determine. Notice of every meeting of holders shall be made as specified in Section 19 hereof, except that such notice shall set forth the time and the place of such meeting, in general terms the action proposed to be taken at such meeting and a general description of regulations applicable to such meeting and shall be published at least three times in the publications specified in such Section 19, the first publication to be not less than 21 nor more than 180 days prior to the date fixed for the meeting.

           (d) In case at any time the Company, the Guarantor or the holders of at least 25% in aggregate principal amount of the Securities shall have requested the Fiscal Agent to call a meeting of the holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Fiscal Agent shall not have given the first notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company, the Guarantor or the holders of Securities in the amount above specified may determine the time and the place in either of the locations designated in
Section 14(b) hereof for such meeting and may call such meeting to take any action authorized in Section 14(a) hereof by giving notice thereof as provided in Section 14(c) hereof.

           (e) To be entitled to vote at any meeting of holders of Securities, a person shall be (i) a holder of one or more Securities, or (ii) a person appointed by an instrument in writing as proxy for a holder or holders of Securities by such holder or holders, which proxy need not be a holder of Securities. The only persons who shall be entitled to be present or to speak at any meeting of holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Fiscal Agent and its counsel and any representatives of the Company and its counsel and any representatives of the Guarantor and its counsel.

           (f) The persons entitled to vote a majority in principal amount of the outstanding Securities shall constitute a quorum for the transaction of all business specified in Section 14(a) hereof. No business shall be transacted in the absence of a quorum unless a quorum is represented when the meeting is called to order. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of the holders of Securities (as provided in Section 14(d) hereof), be dissolved. In any other case the meeting shall be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 14(c) hereof except that such notice need be published only once but must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum the persons entitled to vote 25% in principal amount of the Securities shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the Securities that shall constitute a quorum. At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by Section 9 of the Definitive Securities) shall be effectively passed and decided if passed or decided by the persons entitled to vote a majority in principal amount of the Securities represented and voting at such meeting, provided that such amount shall be not less than 25% in principal amount of the Securities outstanding. Any holder of a Security who has executed an instrument in writing appointing a person as his proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, however, that such holder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Any resolution passed or decision taken at any meeting of the holders of Securities duly held in accordance with this Section 14 shall be binding on all the holders of Securities whether or not present or represented at the meeting.

           (g) Notwithstanding any other provision of this Agreement, the Fiscal Agent may make such reasonable regulations as it may deem advisable for any meeting of holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Bearer Securities shall be proved by the production of the Bearer Securities or by a certificate executed, as depositary, by, and the appointment of any proxy shall be proved by having the signature of the person executing the proxy witnessed or guaranteed by, in each case, any trust company, bank or banker satisfactory to the Fiscal Agent. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified herein or other proof. The holding of Registered Securities shall be proved by the registry books maintained in accordance with Section 2(d) hereof or by a certificate or certificates of the Fiscal Agent in its capacity as the Company's agent for the maintenance of such books.

           (h) The Fiscal Agent shall, by an instrument in writing, appoint a temporary chairperson of the meeting, unless the meeting shall have been called by the Company, the Guarantor or by the holders of Securities as provided in
Section 14(d) hereof, in which case the Company, the Guarantor or the holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairperson. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

           (i) At any meeting each holder or proxy shall be entitled to one vote for each U.S. $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Securities challenged as not outstanding and ruled by the chairperson of the meeting to be not outstanding. The chairperson of the meeting shall have no right to vote, except as a holder or proxy.

           (j) Any meeting of holders of Securities duly called pursuant to
Section 14(c) or 14(d) hereof at which a quorum is present may be adjourned from time to time by vote of the holders (or proxies for the holders) of a majority in principal amount of the Securities represented at the meeting and entitled to vote; and the meeting may be held as so adjourned without further notice.

           (k) The vote upon any resolution submitted to any meeting of holders of Securities shall be by written ballots on which shall be subscribed the signatures of the holders of Securities or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided in Section 14(c) or 14(d) hereof and, if applicable, Section 14(f) hereof. Each copy shall be signed and verified by the affidavits of the permanent chairperson and secretary of the meeting, and one such copy shall be delivered to the Company, another to the Guarantor and another to the Fiscal Agent to be preserved by the Fiscal Agent, the copy delivered to the Fiscal Agent to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

      15. Merger, Consolidation or Sale of Assets.

           (a) If at any time there shall be a merger, consolidation, sale or conveyance of assets or assumption of obligations to which any of the covenants contained in Section 6 of the Definitive Securities or Section 3 of the Guarantees, is applicable, then in any such event the successor or assuming corporation referred to therein will promptly deliver to the Fiscal Agent:

                (i) A certificate signed by an executive officer of such successor or assuming corporation stating that as of the time immediately after the effective date of any such transaction the covenants of the Company or the Guarantor, as the case may be, contained in the Definitive Securities or the Guarantees, as applicable, have been complied with and the successor or assuming corporation is not in default under the provisions of this Agreement or the Securities or the Guarantees, as applicable; and

                (ii) A written opinion of legal counsel (who may be an employee of or counsel to the successor or assuming corporation) stating that in such counsel's opinion such covenants have been complied with and that any instrument or instruments executed in the performance of such covenants comply with the requirements thereof.

           In case of any such merger, consolidation, sale, conveyance or assumption, such successor or assuming corporation shall succeed to and be substituted for the Company or the Guarantor, as the case may be, with the same effect, subject to (in the case of a merger to which the Company is a party)
Section 6(b) of the Definitive Securities, as if it had been named herein and in the Definitive Securities or the Guarantees, as applicable, as the Company or the Guarantor, as the case may be; the Company or the Guarantor, as the case may be, shall thereupon be relieved of any further obligation or liability hereunder or upon the Securities or the Guarantees, as applicable, and the Company or the Guarantor, as the case may be, as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up or liquidated. If applicable, such successor or assuming corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Securities issuable hereunder which theretofore shall not have been executed on behalf of the Company and delivered to the Fiscal Agent; and, upon the order of such successor or assuming corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Fiscal Agent shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Fiscal Agent for authentication, and any Securities which such successor or assuming corporation thereafter shall cause to be signed and delivered to the Fiscal Agent for that purpose. If applicable, such successor or assuming corporation may cause to be endorsed either in its own name or in the name of the Guarantor, Guarantees on any or all of the Securities issuable hereunder which theretofore shall not have been so endorsed and delivered to the Fiscal Agent. All the Securities so issued shall in all respects have the same legal rank and benefit under this Agreement as the Securities theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Securities had been issued at the date of the execution hereof.

           In case of any merger, consolidation, sale, conveyance or assumption, such changes in phraseology and form (but not in substance) may be made in the Securities or the Guarantees, as the case may be, thereafter to be issued as may be appropriate.

           (b) The Fiscal Agent may rely on the documents delivered pursuant to this Agreement by any successor or assuming corporation pursuant to this Section 15 as conclusive evidence that any such merger, consolidation, sale, conveyance or assumption complies with the provisions of this Section and the Securities.

      16.  Governing Law

           This Agreement, the Securities, the Exchange Options and the Guarantees shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts, United States of America.

      17.  Amendments.

           This Agreement may be amended by the parties hereto, and certain provisions hereof may be waived, in the manner provided in Section 9 of the Definitive Securities. This Agreement may also be amended by the parties hereto, without the consent of the holder of any Security, for the purposes set forth in
Section 9 of the Definitive Securities and for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or in any manner that the parties may mutually deem necessary or desirable, and that shall not adversely affect the interests of the holders of the Securities.

      18. Agent for Service of Process.

           As long as any of the Securities or coupons appertaining thereto remain outstanding, the Company and the Guarantor will at all times have an authorized agent in the City of New York, upon whom process may be served in any legal action or proceeding arising out of or relating to this Agreement or any Security or coupons appertaining thereto or any Guarantee or Exchange Option. Service of process upon such agent and written notice of such service mailed or delivered to the Company or the Guarantor, as the case may be, shall to the extent permitted by law be deemed in every respect effective service of process upon the Company or the Guarantor, as the case may be, in any such legal action or proceeding. The Company and the Guarantor each hereby appoints the Fiscal Agent as its agent for such purpose, and covenants and agrees that service of process in any legal action or proceeding may be made upon it at the office of such agent at 450 W. 33rd Street, New York, New York 10001, U.S.A., Attention:
Corporate Trust Department (or such other address in the City of New York, as may be the principal corporate trust office of such agent in New York), unless and until the Company or the Guarantor, as the case may be, shall designate another agent for such purpose by written notice to the Fiscal Agent. If the Fiscal Agent receives any such service of process, it shall promptly notify the Company and the Guarantor of such service.

      19.  Notices.

           All notices hereunder shall be deemed to have been given when deposited in the mail as first class mail, registered or certified, return receipt requested, postage prepaid, addressed to any party hereto as follows:



      The Company..........         1964 South Orange Blossom
                                    Trail
                                    Apopka, Florida 37203
                                    U.S.A.
                                    Attn: Chief Executive
                                    Officer, with a copy
                                    to the Guarantor and the
                                    General Counsel of the
                                    Guarantor

      The Guarantor........         81 Wyman Street
                                    P. O. Box 9046
                                    Waltham, MA  02254-9046
                                    U.S.A.
                                    Attn: Secretary,
                                    with a copy to General Counsel

      The Fiscal Agent.....         450 W. 33rd Street
                                    15th floor
                                    New York, NY  10001
                                    U.S.A.
                                    Attn: Corporate Trust
                                    Department

                                    Chemical Bank House
                                    125 London Wall
                                    London EC2Y 5AJ
                                    England
                                    Attn: Corporate Agency

      The Paying Agent.....         450 West 33rd Street
                                    15th floor
                                    New York, NY  10001
                                    U.S.A.
                                    Attn: Corporate Trust
                                    Department
                                    Chemical Bank House
                                    125 London Wall
                                    London EC2Y 5AJ
                                    England
                                    Attn: Corporate Agency

or at any other address of which any of the foregoing shall have notified the others in writing.

           Notices to holders of the Securities shall be given by publication in an Authorized Newspaper. For purposes of this Agreement, the term "Authorized Newspaper" means a newspaper customarily published on each business day in morning editions, whether or not it shall be published in Saturday, Sunday or holiday editions, such as The Wall Street Journal (Eastern edition) in New York City, the Financial Times in London and the Luxemburger Wort in Luxembourg. If by reason of the temporary or permanent suspension of publication of any newspaper or by reason of any other cause it shall be impossible to make publication of such notice in an Authorized Newspaper as herein provided, then such publication or other notice in lieu thereof as shall be made by the Fiscal Agent shall constitute sufficient publication of such notice, if such publication or other notice shall, so far as may be possible approximate the terms and conditions of the publication in lieu of which it is given. Notices will be mailed to registered holders of Registered Securities at their registered address as the same shall appear on the books of the Fiscal Agent on the day fifteen days prior to such mailing. The Fiscal Agent shall promptly furnish to the Company and to each other paying agency of the Company a copy of each notice so published or mailed.

      20.  Counterparts.

           This Agreement may be executed in separate counterparts, and by each party separately in a separate counterpart, each such counterpart, when so executed and delivered, to be an original. Such counterparts shall together constitute but one and the same instrument.



           [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties hereto have executed this Fiscal Agency Agreement as of the date first above written.

                               THERMO REMEDIATION INC.

                               By:  /s/ Jonathan W. Painter
                               Title:    Treasurer


                               THERMO ELECTRON CORPORATION

                               By:  /s/ Jonathan W. Painter
                               Title:    Treasurer



                               CHEMICAL BANK, as Agent

                               By:  /s/  M. Price
                               Title:  Attorney-in-Fact

                                    EXHIBIT A

               FORM OF FACE OF REGISTERED DEBENTURE]


THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO U.S. PERSONS EXCEPT TO QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN ACCORDANCE WITH RULE 144A (IF AVAILABLE) OR OTHERWISE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

      Each purchaser, by its purchase of this Security, represents, acknowledges and agrees that: (1) it is purchasing "restricted" securities which have not been registered under the Securities Act; (2) if it should decide to dispose of any of such Securities, it will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of any of such Securities except (A) pursuant to Rule 144A under the Securities Act (if available), (B) pursuant to Regulation S under the Securities Act, (C) to a sophisticated institutional investor approved as an "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) by a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, (D) pursuant to any other exemption from, or otherwise in a transaction not subject to, the registration requirements of the Securities Act as confirmed in an opinion of U.S. counsel or (E) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable state laws of the United States governing the offer or sale of securities.

      [If held by DTC: Unless this certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any certificate is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

                             THERMO REMEDIATION INC.

              (Incorporated in the State of Delaware)


        4-7/8% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2000

                                  GUARANTEED BY


                           THERMO ELECTRON CORPORATION

              (Incorporated in the State of Delaware)


No. R-________                                 U.S.$________


      Thermo Remediation Inc., a corporation duly incorporated and existing under the laws of the State h of Delaware (the "Company"), for value received, hereby promises to pay to ________________, or registered assigns, the principal sum of ________ Thousand United States Dollars on May 1, 2000 and to pay interest thereon, from May 4, 1995 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on May 1 and November 1, in each year (each, an "Interest Payment Date"), commencing November 1, 1995 at the rate of 4-7/8% per annum, until the principal hereof is paid or made available for payment. Interest hereon shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Fiscal Agency Agreement, be paid to the person in whose name this Security is registered at the close of business on the Record Date for such interest, which shall be April 15 or October 15 (whether or not a Business Day) next preceding such Interest Payment Date. Except as otherwise provided in the Fiscal Agency Agreement, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Record Date and may be paid at any time in any lawful manner, all as more fully provided in the Fiscal Agency Agreement. Payment of interest on this Security shall be made by United States dollar check drawn on a bank in the City of New York and mailed to the person entitled thereto at his address as it shall appear in the Security Register, or (if arrangements satisfactory to the Company and the Fiscal Agent are made) by wire transfer to a United States dollar account maintained by the payee with a bank in the City of New York; provided, however, that it such mailing is not possible and no such application shall have been made, payment of interest shall be made at the Corporate Trust Office of the Fiscal Agent, or such other office or agency of the Company as may be designated for such purpose in the City of New York, in United States currency.

      Reference is hereby made to the further provisions of this Security set forth under Terms and Conditions of the Securities on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
      IN WITNESS WHEREOF, the Company has caused this Security to be duly executed in its corporate name by the manual or facsimile signature of a duly authorized officer.

Dated: May 4, 1995

                                    THERMO REMEDIATION INC.



                                       By:
                                         [Title]

                       [FORM OF FACE OF BEARER DEBENTURE]

THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO U.S. PERSONS EXCEPT TO QUALIFIED INSTITUTIONAL BUYERS (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN ACCORDANCE WITH RULE 144A (IF AVAILABLE) OR OTHERWISE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.


                             THERMO REMEDIATION INC.

              (Incorporated in the State of Delaware)

        4-7/8% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2000


                                  GUARANTEED BY


                           THERMO ELECTRON CORPORATION

              (Incorporated in the State of Delaware)

No. B-_____                                         U.S.$_________


      Thermo Remediation Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to bearer upon presentation and surrender of this Security the principal sum of _______ Thousand United States Dollars on May 1, 2000 and to pay interest thereon, from the date hereof, semiannually in arrears on May 1 and November 1 in each year (each, an "Interest Payment Date"), commencing November 1, 1995, at the rate of 4-7/8% per annum, until the principal hereof is paid or made available for payment. Interest hereon shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. Such payments (including premium, if any) shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Fiscal Agency Agreement) to terminate the appointment of any such paying agency, at the main offices of Chemical Bank, Chemical Bank House, 125 London Wall, London EC2Y 5AJ, England or Banque Internationale a Luxembourg, 69, route d'Esch, L-1470 LuxembourgVille, Luxembourg or at such other offices or agencies outside the United States of America, its territories and possessions as the Company may designate, by United States dollar check drawn on a bank in the City of New York, or (if arrangements satisfactory to the Company and the Fiscal Agent are made) by wire transfer to a United States dollar account maintained by the holder at a bank outside the United States, its territories and its possessions. Interest on this Security shall be paid only at an office or agency located outside the United States, its territories and possessions and, in the case of interest due on or before maturity, only upon presentation and surrender at such an office or agency of the interest coupons hereto attached as they severally mature. No payment on this Security or any coupon will be made at the corporate trust office of the Fiscal Agent or any other paying agency maintained by the Company in the United States or its possessions. nor will any payment be made by transfer to an account in, or by mail to an address in, the United States or its possessions, except as may be permitted by United States tax laws and regulations in effect at the time of such payment without detriment to the Company. Notwithstanding the foregoing, payment of this Security may be made at the office of the Fiscal Agent in the City of New York if full payment at all paying agencies outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions.

      Reference is hereby made to the further provisions of this Security set forth under Terms and Conditions of the Securities on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      IN WITNESS WHEREOF, the Company has caused this Security to be duly executed in its corporate name by the manual or facsimile signatures of a duly authorized officer and coupons bearing the facsimile signature of a duly authorized officer to be annexed hereto.

Dated:  May 4, 1995
                                    THERMO REMEDIATION INC.



                                       By:
                                         [Title]

           [FORM OF FACE OF COUPON ON BEARER DEBENTURES]


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.

                             THERMO REMEDIATION INC.

        4-7/8% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2000

                                          U.S. $
                                          Due

      Unless the Security to which this coupon appertains shall have been called for previous redemption and payment thereof duly provided for or converted or exchanged, on the date set forth hereon, THERMO REMEDIATION INC. (herein called the "Company") will pay to bearer, upon surrender hereof, the amount shown hereon (together with any Additional Amounts in respect thereof which the Company may be required to pay according to the terms of said Security) at the paying agencies set out on the reverse hereof or at such other places outside the United States of America, its territories and possessions as the Company may determine from time to time, by United States dollar check drawn on a bank in the City of New York, or (if arrangements satisfactory to the Company and the Fiscal Agent referred to in the Security to which this Coupon appertains are made) wire transfer to a United States dollar account maintained by the payee at a bank outside the United States of America, its territories and possessions, being one-half year's interest then payable on said Security.


                                    THERMO REMEDIATION INC.


                                       By:
                                         [Title]

                               [Reverse of Coupon]


Chemical Bank                      Banque Internationale a
                                   Luxembourg
Chemical Bank House                69, route d'Esch
125 London Wall                    L-1470 LuxembourgVille
London EC2Y 5AJ                    Luxembourg
England

                          CERTIFICATE OF AUTHENTICATION


      This is one of the Securities described in the within-mentioned Fiscal Agency Agreement.

                                    CHEMICAL BANK, as Fiscal Agent



                                       By
                                        Authorized Officer

                                [Form of Reverse]

              Terms and Conditions of the Securities


      1.   General.

           (a) This Security is one of a duly authorized issue of Securities of the Company designated as its 4-7/8% Convertible Subordinated Debentures due 2000 (herein called the "Securities"). The Company, for the benefit of the holders from time to time of the Securities, has entered into a Fiscal Agency Agreement dated as of May 4, 1995 (the "Fiscal Agency Agreement"), among the Company, Thermo Electron Corporation, a corporation duly organized and existing under the laws of the State of Delaware, as Guarantor (the "Guarantor"), and Chemical Bank, as Fiscal Agent, Paying Agent, Registrar and Conversion Agent (the "Fiscal Agent"), to which Fiscal Agency Agreement reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Fiscal Agent, and the holders of Securities and any coupons appertaining thereto and of the terms upon which the Securities are, and are to be, authenticated and delivered. The holders of the Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Fiscal Agency Agreement. A copy of the Fiscal Agency Agreement is on file and may be inspected at the offices of paying agencies appointed by the Company.

           (b) The Securities are issuable as bearer Securities (the "Bearer Securities"), with interest coupons attached, in the denominations of U.S. $1,000 and U.S. $10,000 (or as otherwise permitted by the Company, the Guarantor and the Fiscal Agent), and as registered Securities (the "Registered Securities"), without coupons, in denominations of U.S. $1,000 and integral multiples thereof. The Registered Securities, and transfers thereof, shall be registered as provided in Section 8 hereof and in the Fiscal Agency Agreement. The holder of any Bearer Security or any coupon and the registered holder of a Registered Security shall (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Security or coupon, as the case may be, regardless of any notice of ownership, theft or loss or of any writing thereon.

           (c) The Securities are unsecured obligations of the Company subordinated as set forth in Section 7 hereof. There are no restrictions herein on other indebtedness or securities which may be incurred or issued by the Company.

      2.   Additional Amounts.

           The Company will pay, as additional amounts ("Additional Amounts"), to the holder of this Security or of any coupon appertaining hereto who is a United States Alien (as defined below) such amounts as may be necessary in order that every net payment of the principal of, premium, if any, and interest on this Security, after withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the interest provided herein or any coupon appertaining hereto to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply to:

           (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such holder (or between a fiduciary, settlor, beneficiary, member, stockholder, or a person holding a power over, such holder, if such holder is an estate, trust, partnership or corporation) and the United States, including, without limitation, such holder (or such fiduciary, settlor, beneficiary, member, stockholder or person holding a power) being or having been a citizen or resident or treated as a resident thereof or being or having been engaged in a trade or business therein or being or having been present therein or having or having had a permanent establishment therein, or (ii) such holder's present or former status as a personal holding company, foreign personal holding company, passive foreign investment company, foreign private foundation or other foreign tax-exempt entity or controlled foreign corporation for United States tax purposes or a corporation which accumulates earnings to avoid United States Federal income tax or (iii) such holder's status as a bank extending credit pursuant to a loan agreement entered into in the ordinary course of business;

           (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the holder of this Security or any coupon appertaining hereto for payment on a date more than 10 days after the date on which such payment became due and payable or on the date on which payment thereof is duly provided, whichever occurs later;

           (c) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

           (d) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or present or former connection with the United States of the holder or beneficial owner of this Security or any related coupon if such compliance is required by statute, regulation or ruling of the United States or any political subdivision or taxing authority thereof as a precondition to relief or exemption from such tax assessment or other governmental charge;

           (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of, premium, if any, or interest on this Security; or

           (f) any tax, assessment or other governmental charge imposed on interest received by a person holding, actually or constructively, 10 percent or more of the total combined voting power of all classes of stock of the Company entitled to vote; or

           (g) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of, premium, if any, or interest on this Security or any interest coupon appertaining thereto if such payment can be made without such withholding by any other paying agent;

nor shall Additional Amounts be paid with respect to any payment of the principal of, premium, if any, or interest on this Security to a person other than the sole beneficial owner of such payment, or that is a partnership or a fiduciary, to the extent such beneficial owner, member of such partnership or beneficiary or settlor with respect to such fiduciary would not have been entitled to the Additional Amounts had such beneficial owner, member beneficiary or settlor been the holder of this Security or any coupon appertaining hereto.

      The term "United States Alien" means any person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership to the extent one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or an estate or trust, the income of which is not subject to United States federal income taxation regardless of its source, and the term "United States" means the United States of America, its territories and possessions.

      Except as specifically provided herein and in the Fiscal Agency Agreement, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

      3.   Redemption.

           (a) The Securities are subject to redemption (1) on or after May 1, 1998 as a whole or in part, at the election of the Company, at a redemption price equal to 100% of the principal amount, together with accrued interest to the date fixed for redemption; and (2) under the circumstances described in the next succeeding paragraph at a redemption price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the date fixed for redemption, but certain interest installments on Registered Securities will be payable to the holders of such Securities of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Fiscal Agency Agreement; and provided, however, that in the event that the Company shall have elected to redeem all or any part of the Securities under clause (1) hereof after the date on which a Change in Control (as defined in the Exchange Option endorsed upon this Security) of the Guarantor shall have been determined to occur by the Continuing Directors (as defined in such Exchange Option) pursuant to the Exchange Option, which Change in Control shall not have been approved by the Continuing Directors of the Guarantor, the date on which such redemption may occur shall be not sooner than the first business day immediately following the termination of the Exercise Period (as defined in the Exchange Option). If fewer than all of the then outstanding Securities are to be redeemed, the Securities to be redeemed will be selected by the Fiscal Agent not more than 75 days prior to the date fixed for redemption, by such method as the Fiscal Agent shall deem fair and appropriate.

           (b) If, at any time, the Company shall determine that as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any amendment to or change in an official application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after May 4, 1995, the Company will become obligated to pay to the holder of any Security or coupon Additional Amounts and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its election exercised at any time when such conditions continue to exist, redeem such Securities as a whole at a redemption price equal to 100% of the principal amount, together with accrued interest, if any, to the date fixed for redemption; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obliged to pay such Additional Amounts were a payment in respect of this Security then due; and provided, further, that at the time such notice is given, such obligation to pay such Additional Amounts remains in effect.

      Prior to any redemption of the Securities pursuant to the preceding paragraph, the Company shall provide the Fiscal Agent with one or more certificates (signed by the President or any Vice President and the Treasurer or the Secretary) of the Company to the effect that the Company is entitled to redeem the Securities pursuant to such paragraph and that the conditions precedent to the right of the Company to redeem the Securities pursuant to such paragraph have occurred and a written opinion of counsel (who may be an employee of the Company or the Guarantor) stating that all legal conditions precedent to the right of the Company to redeem the Securities pursuant to such paragraph have occurred.

           (c) The Company shall, except as set forth in the succeeding paragraph, redeem the Bearer Securities as a whole but not in part, at 100% of their principal amount, together with interest accrued to the date fixed for redemption, after determining, based on a written opinion of counsel, that any certification, identification or information reporting requirement of United States law or regulation with regard to the nationality, residence or identity of a beneficial owner of a Bearer Security who is a United States Alien (as defined in Section 2 hereof) would be applicable to a payment of principal of, premium, if any, or interest on a Bearer Security or coupon appertaining thereto made outside the United States by the Company or a paying agent (other than a requirement (a) which would not be applicable to a payment made (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner, or (b) which could be satisfied by the holder, custodian, nominee or other agent certifying that the beneficial owner is a United States Alien, provided, however, in each case referred to in clauses (a)(ii) and (b) payment by such custodian, nominee or agent to the beneficial owner is not otherwise subject to any requirement referred to in this sentence). The Company shall make such determination and will notify the Fiscal Agent thereof as soon as practicable, stating in the notice the effective date of such certification, identification, or information reporting requirement and the dates within which the redemption shall occur, and the Fiscal Agent shall give prompt notice thereof in accordance with the Fiscal Agency Agreement. The Company shall determine the redemption date by notice to the Fiscal Agent at least 75 days before the redemption date, unless shorter notice is acceptable to the Fiscal Agent. Such redemption of the Bearer Securities must take place on such date, not later than one year after the publication of the initial notice of the Company's determination of the existence of such certification, identification or information reporting requirement. The Company shall not so redeem the Bearer Securities, however, if the Company shall, based on a subsequent event, determine, based on a written opinion of counsel, not less than 30 days prior to the date fixed for redemption, that no payment would be subject to any requirement described above, in which case the Company shall notify the Fiscal Agent, which shall give prompt notice of that determination in accordance with the Fiscal Agency Agreement and any earlier redemption notice shall thereupon be revoked and of no further effect.

      Notwithstanding the next preceding paragraph, if and so long as the certification, identification or information reporting requirement referred to in the next preceding paragraph would be fully satisfied by payment of United States withholding, backup withholding or similar taxes, the Company may elect, prior to the giving of the notice of redemption and in lieu of redemption of the Bearer Securities, to have the provisions of this paragraph apply in lieu of the provisions of the next preceding paragraph. In that event, the Company will pay such Additional Amounts (without regard to Section 2 hereof) as are necessary in order that, following the effective date of such requirements, every net payment made outside the United States by the Company or a related paying agent of the principal of, premium, if any, and interest on a Bearer Security or a coupon appertaining thereto to a holder who is a United States Alien (without requirement of any certification, identification or information reporting requirement as to the nationality, residence or identity of such holder), after deduction for United States withholding, backup withholding or similar taxes (other than withholding, backup withholding or similar taxes (i) which would not be applicable in the circumstances referred to in the second parenthetical clause of the first sentence of the preceding paragraph or (ii) are imposed as a result of presentation of such Bearer Security or coupon for payment more than 10 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever is later), will not be less than the amount provided in the Bearer Security or coupon to be due and payable. If the Company elects to pay such Additional Amounts and as long as it is obligated to pay such Additional Amounts, the Company may subsequently redeem the Bearer Securities, at any time, in whole but not in part, upon not more than 60 days nor less than 30 days notice, at 100% of their principal amount, plus accrued interest to the date fixed for redemption and Additional Amounts, if any.

           (d) Each Security is subject to redemption in whole or in part (which shall be in a principal amount hereof which is U.S. $1,000 or an integral multiple thereof) at the option of the holder thereof on any Holder Redemption Date (as defined below) at a redemption price equal to 100% of the principal amount thereof, together with accrued interest, if a Redemption Event shall occur or have occurred. For purposes hereof a "Redemption Event" shall have occurred if the Company's Common Stock (or other equity securities into which Securities are then convertible) is neither listed for trading on a United States national securities exchange nor approved for trading on an established automated over-the-counter trading market in the United States. The "Holder Redemption Date" with respect to any Redemption Event shall be the ninetieth day after the later of the Exchange Date or the Redemption Event.

      Notwithstanding the fact that a Security or a portion thereof is called for redemption by the Company, each holder of a Security desiring to exercise the option for redemption set forth in this Section 3(d) shall, as a condition to such redemption, on or before the close of business on the fifth day prior to the Holder Redemption Date, surrender the Security to be redeemed in whole or in part together with the redemption notice hereon duly executed at the place or places specified in the notice required by Section 3(e) and otherwise comply with the provisions of Section 3(f). A holder of a Security who has tendered a redemption notice (i) will be entitled to revoke its election by delivering a written notice of such revocation together with the holder's non-transferable receipt for such Security to the office or agency of the Company designated as the place for the payment of the Securities to be so redeemed on or before the Holder Redemption Date and (ii) will retain the right to convert its Securities into shares of Common Stock of the Company or exchange its Securities for shares of Common Stock of the Guarantor pursuant to the Exchange Option on or before the Holder Redemption Date.

           (e) Notice of redemption will be given by publication in Authorized Newspapers (as defined in the Fiscal Agency Agreement) in the City of New York and in London, and, so long as the Securities are listed on the Luxembourg Stock Exchange, in Luxembourg, and by mail to holders of Registered Securities, in each case in the English language, all as provided in the Fiscal Agency Agreement. In the case of a redemption in whole at the option of the Company, notice will be given once not more than 60 nor less than 30 days prior to the date fixed for redemption. In the case of a partial redemption at the option of the Company, notice will be given twice, the first such notice to be given not more than 75 nor less than 60 days prior to the date fixed for redemption and the second such notice to be given not more than 60 nor less than 30 days prior to the date fixed for redemption. In the case of a redemption by the Company at the option of a holder of a Security pursuant to Section 3(d) hereof, notice will be given by the Fiscal Agent setting forth the information described below not later than 10 days after the later of the Exchange Date or the occurrence of a Redemption Event. Neither the failure to give notice nor any defect in any notice given to any particular holder of a Security shall affect the sufficiency of any notice with respect to other Securities.

      Notices relating to the redemption of Securities whether at the option of the Company or the holder thereof shall specify: the date fixed for redemption or the Holder Redemption Date, as the case may be; the redemption price; the place or places of payment; and that payment will be made upon presentation and surrender of the Securities to be redeemed, together, in the case of a Bearer Security, with all appurtenant coupons, if any, maturing subsequent to the date fixed for redemption; that interest accrued to the date fixed for redemption; (unless the redemption date is an interest payment date) will be paid as specified in said notice; and that on and after said date interest thereon will cease to accrue. In the case of a redemption by the Company at the option of the holder of a Security pursuant to Section 3(d), the notices given by the Fiscal Agent informing a holder of such holder's entitlement to redeem shall also specify that a holder electing redemption will be entitled to revoke its election by delivering a written notice of such revocation, together with the holder's non-transferable receipt for such Security, to the agency designated by the Company as the place for the payment of the Securities to be so redeemed not later than the fifth day prior to the Holder Redemption Date. In the case of a redemption in part at the option of the Company, notices shall specify the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities outstanding after such partial redemption. The first notice shall specify the last date on which exchanges or transfers of Securities may be made, and the second notice shall specify the serial numbers of the Securities and the portions thereof called for redemption. In the case of a redemption in whole or in part by the Company, notices shall specify the date the conversion privilege expires in accordance with Section 4(a) hereof. Such notices shall also state that the conditions precedent, if any, to such redemption have occurred.

           (f) If (i) notice of redemption has been given in the manner set forth in Section 3(e) hereof with respect to Securities to be redeemed at the option of the Company, or (ii) notice of redemption has been given by the holder of a Security to be redeemed pursuant to Section 3(d) hereof, the Securities so to be redeemed shall become due and payable on the applicable redemption date specified in such notice and upon presentation and surrender of the Securities at the place or places specified in the notice given by the Company with respect to such redemption, together in the case of Bearer Securities with all appurtenant coupons, if any, maturing subsequent to the redemption date, the Securities shall be paid and redeemed by the Company, at the places and in the manner and currency herein specified and at the redemption price together with accrued interest, if any, to the redemption date; provided, however, that interest due in respect of coupons maturing on or prior to the redemption date shall be payable only upon the presentation and surrender of such coupons (at an office or agency located outside of the United States of America). If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the redemption date, such Security may be paid after deducting from the amount otherwise payable an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Fiscal Agent if they are furnished with such security or indemnity as they may require to save each of them and each other paying agency of the Company harmless. From and after the redemption date, if monies for the redemption of Securities shall have been available at the principal corporate trust office of the Fiscal Agent for redemption on the redemption date, the Securities shall cease to bear interest, the coupons for interest appertaining to Bearer Securities maturing subsequent to the redemption date shall be void, and the only right of the holders of such Securities shall be to receive payment of the redemption price together with accrued interest (unless the redemption date is an interest payment date) to the redemption date as aforesaid. If monies for the redemption of the Securities are not made available for payment until after the redemption date, the Securities shall not cease to bear interest until such monies have been so made available.

      4.   Conversion.

           (a) Subject to and upon compliance with the provisions of the Fiscal Agency Agreement, a holder of Securities (other than Restricted Securities) is entitled, at his option, at any time on or after the later of (i) July 15, 1995, or (ii) the Exchange Date (as defined in the Fiscal Agency Agreement) and a holder of Restricted Securities is entitled at his option at any time after the latest of (i) July 15, 1995, (ii) the Exchange Date or (iii) the Registration Date (as defined in the Fiscal Agency Agreement), and in each case on or before the close of business on May 1, 2000, or in case a Security or a portion thereof is called for redemption by the Company, or the holder thereof elects to have such Security or a portion thereof redeemed by the Company pursuant to Section 3(d) hereof, then in respect of such Security or such portion thereof until and including, but (unless the Company and the Guarantor default in making the payment due upon redemption) not after, the close of business on the date that is 15 days (or if such day is a non-business day as described in Section 11 hereof in New York City, then the next business day) preceding the date fixed for redemption, to convert such Security (or any portion of the principal amount hereof which is U.S. $1,000 or an integral multiple thereof), at the principal amount thereof, or of such portion, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/1000 of a share) of Common Stock of the Company ("Common Stock") at a Conversion Price equal to U.S. $17.92 aggregate principal amount of Securities for each share of Common Stock (the "Conversion Price") (or at the current adjusted Conversion Price if an adjustment has been made as provided herein) by surrender of the Security, or in the case of a Security submitted for redemption pursuant to Section 3(d) hereof satisfactory evidence of such submission, together with (i) if a Bearer Security, all unmatured coupons and any matured coupons in default appertaining thereto, and if a Registered Security (if so required by the Company or the Fiscal Agent), instruments of transfer in form satisfactory to the Company and the Fiscal Agent, duly executed by the registered holder or by his duly authorized attorney and (ii) the conversion notice hereon duly executed (a) at the Corporate Trust Office of the Fiscal Agent, or at such other office or agency of the Company as may be designated by it for such purpose in the City of New York, or (b) subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any such conversion agency, at the offices of Chemical Bank, Chemical Bank House, 125 London Wall, London EC2Y 5AJ, England, and Banque Internationale a Luxembourg, 69, route d'Esch, L-1470 LuxembourgVille, Luxembourg, or at such other offices or agencies as the Company may designate.

           (b) In the case of a conversion after the close of business on a Record Date next preceding any interest payment date and on or before the opening of business on such interest payment date, the holder of record of a Registered Security at such Record Date is to receive an installment of interest on the interest payment date. No payment or adjustment is to be made on conversion for dividends on the Common Stock delivered on conversion. Except as set forth in the first sentence of this subsection (b), accrued interest from the immediately preceding interest payment date until the date of conversion (together with Additional Amounts, if any, thereon) will be paid to the holder within five business days after presentment for conversion. No fractions of shares or scrip representing fractions of shares will be issued or delivered on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Fiscal Agency Agreement. Such conversion shall be so effected by the Company, except payment of accrued interest (together with Additional Amounts, if any, thereon) which will be paid by the Paying Agent.

      (c) (i) In case at any time the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such adjustment to become effective immediately after the opening of business on the day following the date fixed for such determination.

           (ii) In case at any time the Company shall (A) subdivide its outstanding Common Stock, (B) combine its outstanding Common Stock into a smaller number of shares, or (C) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) any shares, the Conversion Price in effect at the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Security surrendered for conversion after such time shall be entitled to receive the aggregate number and kind of shares which, if such Security had been converted immediately prior to such time, the holder would have owned upon such conversion and been entitled to receive upon such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

           (iii)In case at any time the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (v) of this subsection (c)) of the Common Stock on such record date, the Conversion Price in effect at the opening of business on the day following such record date, shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following such record date. Such reduction shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

           (iv) In case at any time the Company shall fix a record date for the making of a distribution, by dividend or otherwise, to all holders of its Common Stock, of evidences of its indebtedness or assets (including securities, but excluding any dividend or distribution referred to in paragraph (i) of this subsection (c), any rights or warrants referred to in paragraph (iii) of this subsection (c), and any dividend or distribution paid in cash out of the retained earnings of the Company), then in each such case the Conversion Price in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the total number of outstanding shares of Common Stock multiplied by the current market price per share of Common Stock (as defined in paragraph (v) of this subsection (c)) on such record date, less the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a statement filed with the Fiscal Agent) of the portion of the assets or evidences of indebtedness so to be distributed, and of which the denominator shall be the total number of outstanding shares of Common Stock multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

           (v) For the purpose of any computation under paragraphs (iii) and
    (iv) of this subsection (c), the current market price per share of Common Stock on any date shall be deemed to be the average of the Closing Prices for the 15 consecutive days upon which the principal trading market for the Common Stock is open selected by the Company commencing not less than 20 nor more than 30 days before the day in question. The Closing Price for any day shall be the last reported sales prices regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the American Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sale price quoted on the NASDAQ National Market System, or if not so quoted, as determined by the Company.

           (vi) The Company may make such adjustments in the Conversion Price, in addition to those required by paragraphs (i), (ii) and (iii) of this section, as it considers to be advisable in order that any event treated for United States Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

           (vii)No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least twenty-five cents ($0.25) in such Conversion Price; provided, however, that any adjustment which by reason of this paragraph (vii) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this subsection (c) shall be made to the nearest cent or to the nearest 1/1000 of a share, as the case may be.

           (d) Whenever the Conversion Price is adjusted and in the event of certain other corporate actions, as herein provided, the Company shall give notice, all as provided in the Fiscal Agency Agreement.

           (e) The Company shall in good faith file, promptly following the issuance hereof, a registration statement with the U.S. Securities and Exchange Commission covering the resale of shares of Common Stock issuable upon conversion of the Restricted Securities. The Company shall in good faith use its best efforts to cause such registration statement to be declared effective as promptly as practicable thereafter and shall in good faith use its best efforts
(i) to cause all registrations with, and to obtain any approvals by, any governmental authority under any Federal or state law of the United States that may be required before the shares of Common Stock may be lawfully issued or transferred and delivered, (ii) to maintain the effectiveness of such registrations for such period of time until Rule 144(k) under the Securities Act of 1933 is available for the resale of the shares of Common Stock issuable upon conversion of the Restricted Securities and (iii) to list the shares of Common Stock required to be issued or delivered upon conversion of the Securities prior to such issue or delivery on each national securities exchange on which the outstanding Common Stock is listed at the time of such delivery.

           (f) The Company shall, from and after the date on which the Securities are convertible into Common Stock, have reserved and available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Securities. The Company covenants that all shares of Common Stock which may be issued or delivered upon conversion of Securities will upon issue be fully paid and nonassessable.

           (g) In case of any consolidation with, or merger of the Company into, any other corporation, or in case of any merger of another corporation into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company (which shall not include the sale or transfer of any portion of the assets of the Company to any corporation which, immediately following such transfer is at least 51%-owned by the Company, provided that such sale or transfer does not result in the reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), the corporation formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Fiscal Agent an amendment to the Fiscal Agency Agreement providing that the holder of each Security shall have the right during the period such Security shall be convertible as specified in section (a) hereof to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer assuming, if such consolidation, merger, sale or transfer is prior to the period such Security shall be convertible as specified in subsection (a) hereof, that the Securities were convertible at such time at the initial Conversion Price as adjusted from May 4, 1995 to such time pursuant to paragraphs (i), (ii), (iii),
(iv) and (vi) of subsection (c) hereof. Such amendment shall provide for adjustments which, for events subsequent to the effective date of such amendment, shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions of this subsection shall similarly apply to successive consolidations, mergers, sales or transfers.

      5.   Events of Default.

      In the event that any of the following ("Events of Default") shall occur and be continuing:

           (a) the Company shall fail to pay when due the principal of, or premium, if any, on any of the Securities whether at maturity or upon redemption or otherwise; or

           (b) the Company shall fail to pay any installment of interest (or Additional Amounts as described in Section 2 hereof) on any of the Securities for a period of 10 days after the date when due; or

           (c) the Company shall fail duly to perform or observe any other term, covenant or agreement contained in any of the Securities or in the Fiscal Agency Agreement or the Guarantor shall fail duly to perform or observe any term, covenant or agreement contained in a Guarantee endorsed on any of the Securities or in the Fiscal Agency Agreement, for a period of 60 days after the date on which written notice of such failure, requiring the Company or the Guarantor, as the case may be, to remedy the same, shall first have been given to the Company, the Guarantor and the Fiscal Agent by the holders of at least 25% in aggregate principal amount of the Securities at the time outstanding; provided, however, that in the event the Company or the Guarantor shall within the aforesaid period of 60 days commence legal action in a court of competent jurisdiction seeking a determination that the Company had not failed to duly perform or observe the term or terms, covenant or covenants or agreement or agreements specified in the aforesaid notice, or the Guarantor had not failed to duly perform or observe the term or terms, covenant or covenants or agreement or agreements specified in the aforesaid notice, such failure shall not be an Event of Default unless the same continues for a period of 10 days after the date of any final determination to the effect that the Company or the Guarantor had failed to duly perform or observe one or more of such terms, covenants or agreements; or

           (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Guarantor or the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Guarantor or the Company or for any substantial part of the property of either of them, or ordering the winding-up or liquidation of the affairs of either of them and such decree or order shall remain unstayed and in effect for a period of 20 consecutive days; or

           (e) the Guarantor or the Company shall commence a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Guarantor or the Company, as the case may be, or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall take any corporate action in furtherance of any of the foregoing; or

           (f) an event of default, as defined in any indenture or instrument evidencing or under which the Company shall have outstanding at least $10,000,000 (or its equivalent in another currency) in aggregate principal amount of indebtedness for borrowed money, shall happen and be continuing and such default shall involve the failure to pay the principal of such indebtedness (or any part thereof), when due and payable after the expiration of any applicable grace period with respect thereto, or such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and failure to pay shall not have been cured by the Company within 20 days after such failure or such acceleration shall not be rescinded or annulled within 20 days after notice thereof shall have first been given to the Company; provided that if such event of default under such indenture or instrument shall be remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of any of the holders of Securities;

then the holder of this Security may, at such holder's option, declare the principal of this Security and the interest accrued hereon (and Additional Amounts under Section 2 hereof, if any, thereon) to be due and payable immediately by written notice to the Company, the Guarantor and the Fiscal Agent, and if any such Event of Default shall continue at the time of receipt of such written notice, the principal of this Security and the interest accrued hereon (and Additional Amounts, if any, hereon) shall become immediately due and payable, subject to the proviso of subsection (c) of this Paragraph 5. Upon payment of such amount of principal, premium, if any, and interest (and Additional Amounts pursuant to Section 2 hereof, if any), all of the Company's obligations in respect of payment of principal of and interest on (and Additional Amounts, if any, on) this Security shall terminate. Interest on overdue principal, premium, if any, and interest (and Additional Amounts, if any) shall accrue from the date on which such principal, premium, if any, and interest (and Additional Amounts, if any) was due and payable to the date such principal and interest (and Additional Amounts, if any) is paid or duly provided for, at the rate borne by the Securities (to the extent payment of such interest shall be legally enforceable).

      6.   Merger, Consolidation, Sale, Conveyance or Assumption.

           (a) The Company will not merge or consolidate with, or sell or convey all or substantially all of its assets to, any other corporation, unless (i) either (A) the Company shall be the surviving corporation in the case of a merger, (B) the assets sold or conveyed shall be owned by a corporation which, immediately following such sale or conveyance, is at least 51%-owned by the Company, provided that such sale or conveyance does not result in the reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company, or (C) (I) the surviving, resulting or transferee corporation shall expressly assume the due and punctual payment (including Additional Amounts pursuant to Section 2 hereof, if any) of all the Securities, according to their tenor, and the due and punctual performance of all of the covenants and obligations of the Company under the Securities, the coupons and the Fiscal Agency Agreement, by supplemental agreement reasonably satisfactory to the Fiscal Agent, (II) immediately after such merger, consolidation, sale or conveyance, the Securities will not be subject to United States Federal estate tax as a result thereof, if held by a person who at the time of death is not a citizen or resident of the United States unless such successor corporation shall have agreed, by supplemental agreement, to indemnify the persons liable therefor for the amount of United States Federal estate tax attributable and paid in respect of any Securities includable in the gross estate of a person who at the time of death is not a citizen or resident of the United States or unless the Securities would be subject to United States Federal estate tax immediately prior to such merger, consolidation, sale or conveyance if held by a person who at the time of death is not a citizen or resident of the United States, and
(III) the Fiscal Agent shall have received the documentation required in the context by the Fiscal Agency Agreement, (ii) the surviving, resulting or transferee corporation, if not organized and validly existing under the laws of the United States, shall expressly agree to make payments under the Securities free of any deduction or withholding for or on account of taxes, levies, imposts and charges whatsoever imposed by or for the account of the jurisdiction where such successor corporation is generally subject to taxation (or any political subdivision or taxing authority thereof or therein) in a manner equivalent to that set forth herein, subject to the exceptions contained in such forms of the Securities, and (iii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger, consolidation, sale or conveyance, be in default in the performance of any covenants or obligations of the Company under the Securities or the Fiscal Agency Agreement. In calculating the amount of tax attributable to any Securities for purposes of sub-clause (II) above in accordance with the provisions of the Internal Revenue Code of 1986, as amended, the gross estate of the decedent shall be deemed to include only Securities issued under the Fiscal Agency Agreement.

           (b) Upon any merger, consolidation, sale, conveyance or assumption as provided in Section 6(a), the successor or assuming corporation shall succeed to and be substituted for, and may exercise every right and power of and be subject to all the obligations of, the Company under the Securities and Fiscal Agency Agreement, with the same effect as if such successor or assuming corporation had been named as the Company therein and herein and the Company shall be released from its obligations as obligor under the Securities and Fiscal Agency Agreement; provided that any successor or assuming corporation shall have the right to redeem the Securities pursuant to Section 3(b) hereof only as a result of circumstances which occur subsequent to such merger, consolidation, sale, conveyance or assumption and as a result of which the Company would have had such right if the Company had remained the obligor on the Securities.

      7. Agreement of Subordination of Securities.

           (a) The Company, for itself, its successors and assigns, covenants and agrees, and each holder of Securities by his acceptance thereof, likewise covenants and agrees that the payment of the principal, premium, if any, and interest (and Additional Amounts pursuant to Section 2 hereof) on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Superior Indebtedness of the Company.

      "Superior Indebtedness of the Company" shall mean the principal of, premium, if any, and interest on the following whether outstanding at the date hereof or hereafter incurred or created:

                (i) any indebtedness of the Company (other than the Securities, any indebtedness of the Company to the Guarantor and indebtedness ranking pari passu with the Securities) for money borrowed by the Company (including purchase money obligations and obligations to reimburse any bank or other person in respect of amounts paid under letters of credit), whether or not evidenced by debentures, bonds, notes or other corporate debt securities or similar instruments issued by the Company; provided, however, that Superior Indebtedness shall not include the Company's 3.875% Subordinated Convertible Note due 2000, the obligations represented by which shall rank pari passu with the obligations represented hereby in right of payment;

                (ii) leases for real property, equipment or other assets used in the Company's business, which leases are capitalized in the Company's financial statements in accordance with generally accepted accounting principles;

                (iii)commitment, standby and other fees due and payable to financial institutions with respect to credit facilities available to the Company;

                (iv) obligations under interest rate and currency swaps, floors, caps or other similar arrangements intended to fix or hedge interest rate obligations or currency exposure;

                (v) indebtedness secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by the Company subject to such mortgage, pledge, lien or other encumbrance, whether or not the indebtedness secured thereby shall have been assumed by the Company;

                (vi) obligations of the Company constituting a guarantee of indebtedness of or joint obligation with another or others which would be included in the preceding clauses (i), (ii), (iii), (iv) and (v) if an obligation of the Company; or

                (vii)renewals, extensions or refunding of any of the indebtedness, leases, fees or obligations referred to in the preceding clauses (i), (ii), (iii), (iv), (v) or (vi);

provided that Superior Indebtedness shall not include (A) any particular indebtedness, lease, fee, obligation, renewal, extension or refunding if, under the express provisions of the instrument creating or evidencing the same, or pursuant to which the same is outstanding, such indebtedness, lease, fee or obligation or such renewal, extension or refunding thereof is stated to be not superior in right to payment to the Securities, and (B) the Securities.

           (b) (i) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, in their capacity as such creditors, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, or in the event of any assignment for the benefit of creditors of the Company or any marshaling of assets of the Company, then the holders of Superior Indebtedness of the Company shall first be entitled to receive payment in full of the principal of (and premium, if any) and interest, including interest thereon accruing after the commencement of any such proceeding, on all Superior Indebtedness of the Company before the holders of any of the Securities shall be entitled to receive any payment on account of the principal, premium, if any or interest (or Additional Amounts pursuant to Section 2 hereof) on the Securities, and to that end the holders of Superior Indebtedness of the Company shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in any such proceedings in respect of the Securities, other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section 7 with respect to the Securities, to the payment of all Superior Indebtedness of the Company, provided that the rights of the holders of Superior Indebtedness of the Company are not altered by such reorganization or readjustment. For the purposes of this Section 7, no consolidation, merger, conveyance or transfer made pursuant to the provisions of Section 6 shall be deemed to be a liquidation, reorganization, dissolution or other winding up of the Company.

                (ii) If under the circumstances set forth in paragraph (i) of this subsection, and notwithstanding the provisions thereof, any payment or distribution of assets of the Company of any kind, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in this Section 7 with respect to the Securities, to the payment of all Superior Indebtedness of the Company, provided that the rights of the holders of Superior Indebtedness of the Company are not altered by such reorganization or readjustment), shall be received by the holders of the Securities before the principal of (and premium, if any) and interest on all Superior Indebtedness of the Company is paid in full, such payment or distribution shall be paid over to the holders of Superior Indebtedness of the Company ratably, for application to the payment of the principal of (and premium, if any) and interest on all Superior Indebtedness of the Company remaining unpaid until all the principal of (and premium, if any) and interest on Superior Indebtedness of the Company shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Superior Indebtedness of the Company.

                (iii)Upon any distribution of assets of the Company referred to in this Section, the holders of Securities shall be entitled to rely upon any final order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, and the holders of Securities shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the holders of Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Superior Indebtedness of the Company and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section.

           (c) (i) Upon the maturity of any Superior Indebtedness of the Company by lapse of time, acceleration or otherwise, all principal thereof (and premium, if any) and interest due thereon, including interest thereon accruing after the commencement of any proceeding of the type referred to in paragraph (i) of
Section 7(b) above, shall first be paid in full, or such payment duly provided for in cash, before any payment, directly or indirectly, is made on account of the principal, premium, if any, or interest (or Additional Amounts pursuant to Section 2 hereof) on the Securities.

                (ii) Upon the happening of an event of default with respect to any Superior Indebtedness of the Company, as defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company, directly or indirectly, on account of the principal, premium, if any, or interest (or Additional Amounts pursuant to Section 2 hereof) on the Securities.

           (d) In case cash, securities, or other property otherwise payable or deliverable to the holders of the Securities shall have been applied, pursuant to Sections 7(b) or (c), to the payment of Superior Indebtedness of the Company, then, upon the payment in full of the principal of (and premium, if any) and interest on all Superior Indebtedness of the Company, the holders of the Securities shall be subrogated to any rights of any holders of Superior Indebtedness of the Company to receive any further payment or distributions applicable to Superior Indebtedness of the Company until the principal, premium, if any, and interest (and Additional Amounts pursuant to Section 2 hereof) on the Securities shall have been paid in full, and such payments or distributions received by the holders of the Securities, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Superior Indebtedness of the Company shall, as between the Company and its creditors other than the holders of Superior Indebtedness of the Company, on the one hand, and the holders of the Securities, on the other hand, be deemed to be a payment by the Company on account of Superior Indebtedness of the Company and not on account of the Securities.

           (e) No present or future holder of any Superior Indebtedness of the Company shall be prejudiced in any way in the right to enforce the subordination of the Securities by any act or failure to act on the part of the Company. The provisions of this Section are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness of the Company, on the one hand, and the holders of the Securities, on the other hand, against the Company and its assets, and nothing contained in this Section shall impair, as between the Company and the holder of any Security, the obligation of the Company, which is unconditional and absolute, to pay to the holder thereof the principal thereof, premium, if any, and interest (and Additional Amounts pursuant to Section 2 hereof) thereon as and when the same shall become due and payable in accordance with the terms thereof, or prevent the holder of any Security, upon default hereunder or under such Security, from exercising all rights, powers and remedies otherwise provided herein or therein or by applicable law, all subject to the rights of the holders of Superior Indebtedness of the Company under this Section to receive cash, property or securities otherwise payable or deliverable to the holders of the Securities and coupons.

           (f) Nothing contained in this Section or in any of the Securities shall prevent at any time, except under the conditions described in Sections 7(b) and (c) hereof or during the pendency of any dissolution, winding up, liquidation or reorganization proceedings therein referred to, the Company from making payments at any time of principal, premium, if any, or interest (or Additional Amounts pursuant to Section 2 hereof) on the Securities. Nothing contained in this Section shall prevent conversions of Securities.

      8. Replacement, Transfer and Exchange of Securities.

           (a) In case any Security shall at any time become mutilated, destroyed, stolen or lost and such Security or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required) shall be delivered to the Fiscal Agent, a new Security of like tenor and date with appropriate interest coupons, if any, and having the Guarantee endorsed thereon will be issued by the Company in exchange for the Security so mutilated, or in lieu of the Security so destroyed, stolen or lost, but, in the case of a destroyed, stolen or lost Security only upon receipt of evidence satisfactory to the Fiscal Agent, the Company and the Guarantor that such Security was destroyed, stolen or lost, and if required by the Fiscal Agent, the Company or the Guarantor, upon receipt also of indemnity satisfactory to the Fiscal Agent, the Company and the Guarantor. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Security shall be borne by the owner of the Security so mutilated, destroyed, stolen or lost.

           (b) As provided in the Fiscal Agency Agreement and subject to certain limitations therein set forth, Bearer Securities (with all unmatured and matured defaulted coupons appertaining thereto) are exchangeable at, subject to applicable laws and regulations, the offices of the paying agencies in London and Luxembourg or as designated by the Company for such purpose pursuant to the Fiscal Agency Agreement, for an equal aggregate principal amount of Registered Securities without coupons and/or Bearer Securities of authorized denominations, and Registered Securities are exchangeable at the Corporate Trust Office of the Fiscal Agent in the City of New York or, subject to applicable laws and regulations, the offices of the paying agencies in London and Luxembourg or as designated by the Company for such purpose pursuant to the Fiscal Agency Agreement, for an equal aggregate principal amount of Registered Securities of authorized denominations as requested by the holder surrendering the same. Registered Securities will not be exchangeable into Bearer Securities. The Company shall not be required (a) to exchange Bearer Securities for Registered Securities during the period between the close of business on each April 15 and October 15 and the opening of business on the next succeeding interest payment date, or (b) in the event of a redemption in part, (i) to register the transfer of Registered Securities or to exchange Bearer Securities for Registered Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption; (ii) to register the transfer of or exchange any such Registered Securities, or portion thereof, called for redemption; or (iii) to exchange any such Bearer Securities called for redemption; provided, however, that a Bearer Security called for redemption may be exchanged for a Registered Security which is simultaneously surrendered, with written instruction for payment on the date fixed for redemption, unless the date fixed for redemption is during the period between the close of business on each April 15 and October 15 and the close of business on the next succeeding interest payment date, in which case such exchange may only be made prior to the close of business on April 15 or October 15 immediately preceding the date fixed for redemption. The Company shall not be required to exchange Securities if, as a result thereof, the Company or the Guarantor would incur adverse consequences under United States Federal income tax laws in effect at the time of such exchange. In the event of redemption or conversion of a Registered Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the holder thereof.

           (c) The costs and expenses of effecting any exchange or registration of transfer pursuant to the foregoing provisions, except for the expenses of delivery by other than regular mail (if any) and except, if the Company shall so require, the payment of a sum sufficient to cover any tax or other governmental charge or insurance charges that may be imposed in relation thereto, will be borne by the Company.

           (d) The Company has initially appointed as registrar and transfer agent the Fiscal Agent acting through its principal corporate trust office in New York. The Company has also initially appointed Banque Internationale a Luxembourg as a transfer agent. The Company may at any time terminate the appointment of the registrar and transfer agent and appoint additional or other registrars and transfer agents or to approve any change in an office through which the registrar and transfer agent acts; provided that, until all of the Securities have been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the Securities have been made available for payment and either paid or returned to the Company as provided in the Securities, the Company will maintain a registrar and a transfer agent in the City of New York in the United States.

           (e) For purposes of the provisions of this Security and the Fiscal Agency Agreement, any Security authenticated and delivered pursuant to the Fiscal Agency Agreement shall, as of any date of determination, be deemed to be "outstanding", except for:

                (i)  Securities previously canceled by the Fiscal
Agent or delivered to the Fiscal Agent for cancellation;

                (ii) Securities which have been called for redemption by the Company in accordance with Section 3 hereof or which have become due and payable at maturity or otherwise and with respect to which monies sufficient to pay the principal thereof and interest thereon (including Additional Amounts, if any) shall have been made available to the Fiscal Agent;

                (iii)Securities which have been exchanged for shares of Common Stock of the Guarantor pursuant to the Exchange
Option; or

                (iv) Securities in lieu of or in substitution for which other Securities have been authenticated and delivered pursuant to the Fiscal Agency Agreement;

provided, however, that in determining whether the holders of the requisite principal amount of outstanding Securities are present at a meeting of holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or the Guarantor or any subsidiary thereof shall be disregarded and deemed not to be outstanding.

      9.   Modifications and Amendments.

           (a) Without the consent of any holders of Securities, modifications of or amendments to the Fiscal Agency Agreement or the Terms and Conditions of the Securities may be made for any of the following purposes:

                (i) to evidence the succession of another corporation to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor, as the case may be, in the Fiscal Agency Agreement, the Securities or the Guarantees;

                (ii) to add to the covenants of the Company or of the Guarantor for the benefit of the holders of Securities or coupons, or to surrender any right or power herein conferred upon the Company or the Guarantor;

                (iii)to permit payment of principal, premium, if any, and interest on Bearer Securities in the United States, provided that such payment is permitted by United States tax laws and regulations then in effect;

                (iv) to make provision with respect to the conversion rights of holders of Securities pursuant to Section 4(g) hereof;

                (v) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Security or the Fiscal Agency Agreement, provided such action pursuant to this clause (v) shall not materially adversely affect the interests of the holders of Securities or coupons; or

                (vi) to permit the issuance of additional Securities pursuant to the Fiscal Agency Agreement.

           (b) Modifications and amendments to the Fiscal Agency Agreement or to these Terms and Conditions may be made, and future compliance with or past default by the Company under any of the provisions thereof may be waived, with the consent of the holders of at least a majority in aggregate principal amount of the Securities at the time outstanding, or of such lesser percentage as may act at a meeting of holders of Securities held in accordance with the provisions set forth herein; provided, that no such modification, amendment or waiver may, without the consent of the holder of each such Security affected thereby:

                (i)  waive a default in the payment of the
principal of, premium, if any, or interest on any Security;

                (ii) change the stated maturity of the principal, premium, if any, or any installment of interest on, any Security, or reduce the principal amount thereof or rate of interest thereon or any premium payable on the redemption thereof, or change the obligation of the Company to pay Additional Amounts pursuant to Section 2 hereof (except as permitted by subsection (a) of this Section 9 or by the Fiscal Agency Agreement), or change the coin or currency in which any Security or any premium or interest thereon is payable, or adversely affect the right to redeem (pursuant to Section 3(d) hereof) or convert any Securities as provided in Sections 3 and 4, respectively, or modify the provisions of the Guarantees in a manner adverse to the holders;

                (iii)reduce the requirements of Section 10 hereof for quorum or voting, or reduce the percentage in principal amount of the outstanding Securities the consent of whose holders is required for any amendment or modification of the Fiscal Agency Agreement or the Terms and Conditions of the Securities or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Fiscal Agency Agreement or the Securities or certain defaults hereunder and thereunder and their consequences) provided for in these Terms and Conditions;

                (iv) change the obligation of the Company and the Guarantor to maintain an office or agency in the City of New York and outside the United States; or

                (v) modify any of the provisions of this section except to increase any such percentage or to provide that certain other provisions of the Fiscal Agency Agreement or the Securities cannot be modified or waived without the consent of the holder of each outstanding Security affected thereby.

It shall not be necessary for any act of holders of Securities under this Section to approve the particular form of any proposed amendment, modification or waiver, but it shall be sufficient if such act shall approve the substance thereof. Any modifications, amendments or waivers to the Fiscal Agency Agreement or to these Terms and Conditions will be conclusive and binding on all holders of the Securities and related coupons, whether or not they have given such consent or were present at such meeting, whether or not notation of such modifications, amendments or waivers is made upon the Securities or coupons, and on all future holders of Securities and coupons. Any instrument given by or on behalf of any holder of a Security in connection with any consent to any such modification, amendment or waiver will be irrevocable once given and will be conclusive and binding on all subsequent holders of such Security.

      10. Meetings and Votes of Holders.

           (a) A meeting of holders of Securities may be called at any time and from time to time pursuant to this Section for any of the following purposes:
(i) to give any notice to the Company, to the Guarantor or to the Fiscal Agent, or to give any directions to the Fiscal Agent, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by holders of Securities pursuant to these Terms and Conditions; or (ii) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Securities under any other provision of the Fiscal Agency Agreement, under applicable law or under these Terms and Conditions.

           (b) Meetings of holders of Securities may be held at such place or places in New York City or London as the Fiscal Agent or, in case of its failure to act, the Company, the Guarantor or the holders calling the meeting shall from time to time determine.

      The Fiscal Agent may at any time call a meeting of holders of the Securities to be held at such time and at such place in any of such designated locations as the Fiscal Agent shall determine. Notice of every meeting of holders shall be made as specified in the Fiscal Agency Agreement.

      In case at any time the Company, the Guarantor or the holders of at least 25% in aggregate principal amount of the Securities shall have requested the Fiscal Agent to call a meeting of the holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Fiscal Agent shall not have given the first notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company, the Guarantor or the holders of Securities in the amount above specified may determine the time and the place in such designated locations for such meeting and may call such meeting to take any action authorized herein by giving notice thereof as provided in the Fiscal Agency Agreement.

           (c) To be entitled to vote at any meeting of holders of Securities, a person shall be (i) a holder of one or more Securities, or (ii) a person appointed by an instrument in writing as proxy for a holder or holders of Securities by such holder or holders, which proxy need not be a holder of Securities. The only persons who shall be entitled to be present or to speak at any meeting of holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Fiscal Agent and its counsel and any representatives of the Company and its counsel and any representatives of the Guarantor and its counsel. The persons entitled to vote a majority in principal amount of the Securities shall constitute a quorum for the transaction of all business specified in such subsection (a) hereof. No business shall be transacted in the absence of a quorum unless a quorum is represented when the meeting is called to order. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of the holders of Securities, be dissolved. In any other case the meeting shall be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in the Fiscal Agency Agreement. Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum the persons entitled to vote 25% in principal amount of the Securities shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the Securities that shall constitute a quorum. At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by Section 9 of these Terms and Conditions) shall be effectively passed and decided if passed or decided by the persons entitled to vote a majority in principal amount of the Securities represented and voting at such meeting, provided that such amount shall be not less than 25% in principal amount of the Securities outstanding. Any holder of a Security who has executed an instrument in writing appointing a person as his proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, however, that such holder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Any resolution passed or decision taken at any meeting of the holders of Securities duly held in accordance with this Section 10 shall be binding on all the holders of Securities whether or not present or represented at the meeting.

           (d) The Fiscal Agent may make such reasonable regulations as it may deem advisable for any meeting of holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Bearer Securities shall be proved by the production of the Bearer Securities or by a certificate executed, as depositary, by, and the appointment of any proxy shall be proved by having the signature of the person executing the proxy witnessed or guaranteed by, in each case, any trust company, bank or banker satisfactory to the Fiscal Agent. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified herein or other proof. The holding of Registered Securities shall be proved by the registry books maintained in accordance with the Fiscal Agency Agreement or by a certificate or certificates of the Fiscal Agent in its capacity as the Company's agent for the maintenance of such books.

           (e) The Fiscal Agent shall, by an instrument in writing, appoint a temporary chairperson of the meeting, unless the meeting shall have been called by the Company, the Guarantor or by the holders of Securities as provided herein and in the Fiscal Agency Agreement, in which case the Company, the Guarantor or the holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairperson. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote. At any meeting each holder or proxy shall be entitled to one vote for each U.S. $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Securities challenged as not outstanding and ruled by the chairperson of the meeting to be not outstanding. The chairperson of the meeting shall have no right to vote, except as a holder or proxy. Any meeting of holders of Securities duly called at which a quorum is present may be adjourned from time to time by vote of the holders (or proxies for the holders) of a majority in principal amount of the Securities represented at the meeting and entitled to vote; and the meeting may be held as so adjourned without further notice.

           (f) The vote upon any resolution submitted to any meeting of holders of Securities shall be written ballots on which shall be subscribed the signatures of the holders of Securities or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided in the Fiscal Agency Agreement. Each copy shall be signed and verified by the affidavits of the permanent chairperson and secretary of the meeting, and one of such copy shall be delivered to the Company, another to the Guarantor and another to the Fiscal Agent to be preserved by the Fiscal Agent, the copy delivered to the Fiscal Agent to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

      11.  Non-business Days.

      In any case where the date of maturity of the principal of, premium, if any, or interest on (or Additional Amounts, if any, on) the Securities or the date fixed for redemption of any Security shall be at any place of payment a Saturday, Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law to close, then payment of principal or interest on (or Additional Amounts, if any) need not be made on such date at such place but may be made on the next succeeding day at such place of payment which is not a Saturday, Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law to close, with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

      12.  Fiscal and Paying Agent.

           (a) In acting under the Fiscal Agency Agreement and in connection with the Securities, the Fiscal Agent is acting solely as agent of the Company and the Guarantor and does not assume any obligation towards or relationship of agency or trust for or with the owner or holder of this Security or any interest coupon appertaining hereto, except that any funds held by the Fiscal Agent for payment on this Security shall be held in trust by it and applied as set forth herein, but need not be segregated from other funds held by it, except as required by law. For a description of the duties and the immunities and rights of the Fiscal Agent under the Fiscal Agency Agreement, reference is made to the Fiscal Agency Agreement, and the obligations of the Fiscal Agent to the holder hereof are subject to such immunities and rights.

           (b) Any monies paid by the Company to any paying agency for payment of principal of or interest on any Security (including Additional Amounts, if any, in respect thereof) and remaining unclaimed for two years after such payment has been made shall be repaid to the Company and to the extent permitted by law the holder of any Security shall thereafter look only to the Company or the Guarantor for any payment thereof as a general unsecured obligation thereof and all liability of the Fiscal Agent with respect thereto shall cease.

           (c) No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest (and Additional Amounts, as described above) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert or redeem (at the request of a holder) this Security as provided herein or in the Fiscal Agency Agreement.

           Title to Bearer Securities shall pass by delivery. As provided in the Fiscal Agency Agreement and subject to certain limitations therein set forth, the transfer of Registered Securities is registrable on the Security Register upon surrender of a Registered Security for registration of transfer at the office or agency of the Company in the City of New York, or, subject to applicable laws and regulations, at the offices of the paying agency in Luxembourg, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the holder thereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      13.  Notices.

      All notices to the holders of Securities will be published in an Authorized Newspaper (as defined in the Fiscal Agency Agreement) in New York City and in London, and, as long as the Securities are listed on the Luxembourg Stock Exchange, in Luxembourg. It is expected that publication in New York City will be made in The Wall Street Journal (Eastern edition), in London in the Financial Times and in Luxembourg in the Luxemburger Wort. Notices shall be deemed to have been given on the date of publication as aforesaid or, if published on different dates, on the date of the first such publication. Notices will be mailed to registered holders of Registered Securities at their registered addresses as the same shall appear on the books of the Fiscal Agent.

      14.  Governing Law.

           (a) The Fiscal Agency Agreement, the Securities and any coupons appertaining thereto the Guarantees and Exchange Options endorsed thereon shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

           (b) The Company and the Guarantor have appointed Chemical Bank, 450 West 33rd Street, New York, New York 10001 (Attention: Corporate Trust Department), as its agent upon whom process may be served in any such suit, action or proceeding, with a copy to the Company at 1964 South Orange Blossom Trail, Apopka, Florida 32703 and to the Guarantor at 81 Wyman Street, P.O. Box 9046, Waltham, Massachusetts 02254-9046 (Attention: Secretary) with a copy to the General Counsel.

      15.  Authentication.

      This Security and any coupons appertaining thereto shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by the Fiscal Agent acting under the Fiscal Agency Agreement.

      16. Warranty of the Issuer.

      Subject to Section 15 hereof, the Company hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Security and any coupons appertaining thereto, and to constitute the same legal, valid and binding obligations of the Company enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

      17. Accounting Terms. All accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with generally accepted accounting principles as applied in the United States.

      18.  Descriptive Headings.

      The descriptive headings appearing in these Terms and Conditions are for convenience of reference only and shall not alter, limit or define the provisions hereof.

             GUARANTEE OF THERMO ELECTRON CORPORATION


      1. FOR VALUE RECEIVED, Thermo Electron Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Guarantor"), hereby unconditionally guarantees to the holder of the Security upon which this Guarantee is endorsed and to each holder of any coupon appertaining thereto the due and punctual payment of the principal of, premium, if any, and interest ( and any Additional Amounts payable in accordance with Section 2 of such Security) on such Security when and as the same shall become due and payable, whether at the stated maturity or by declaration of acceleration, call for redemption, redemption at the option of the holder thereof or otherwise, according to the terms of such Security and of the Fiscal Agency Agreement referred to in the Security upon which this Guarantee is endorsed. In case of the failure of the Company referred to in the Security upon which this Guarantee is endorsed punctually to make any such payment of principal, premium, if any, or interest (or such Additional Amounts, if any), the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the stated maturity or by declaration of acceleration, call for redemption, redemption at the option of the holder thereof or otherwise, and as if such payment were made by the Company.

      2. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or the Fiscal Agency Agreement, the absence of any action to enforce the same, any waiver or consent by the holder of such Security or any such coupon or by the Fiscal Agent with respect to any provisions thereof or of the Fiscal Agency Agreement, the recovery of any judgment against the Company or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or coupon or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in such Security and any such coupon and in this Guarantee.

      3. (a) The Guarantor will not merge or consolidate with, or sell or convey all or substantially all of its assets to, any other corporation, unless (i) either (A) the Guarantor shall be the surviving corporation in the case of a merger, (B) the assets sold or conveyed shall be owned by a corporation which, immediately following such sale or conveyance, is at least 51%-owned by the Guarantor, provided that such sale or conveyance does not result in the reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Guarantor, or (C) (I) the surviving, resulting or transferee corporation shall expressly assume the due and punctual performance of all of the covenants and obligations of the Guarantor under the Guarantees and Fiscal Agency Agreement, by supplemental agreement reasonably satisfactory to the Fiscal Agent, and (II) the Fiscal Agent shall have received the documentation required in the context by the Fiscal Agency Agreement and (ii) the Guarantor or such successor corporation, as the case may be, shall not, immediately after such merger, consolidation, sale or conveyance, be in default in the performance of any covenants or obligations of the Guarantor under the Guarantees or the Fiscal Agency Agreement.

           (b) Upon any merger, consolidation, sale, conveyance or assumption as provided in Section 3(a), the successor or assuming corporation shall succeed to and be substituted for, and may exercise every right and power of and be subject to all the obligations of, the Guarantor under the Guarantees and Fiscal Agency Agreement, with the same effect as if such successor or assuming corporation had been named as the Guarantor therein and herein and the Guarantor shall be released from its obligations as obligor under the Guarantees and Fiscal Agency Agreement.

      4. (a) The Guarantor, for itself, its successors and assigns, covenants and agrees, and each holder of Securities by his acceptance thereof, likewise covenants and agrees, that all obligations of the Guarantor relating to payment of the principal of, premium, if any, and interest (and Additional Amounts pursuant to Section 2 of the Securities) on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Superior Indebtedness of the Guarantor.

      "Superior Indebtedness of the Guarantor" shall mean the principal of, premium, if any, and interest on the following, whether outstanding at the date hereof or hereafter created or incurred:

                (i) indebtedness of the Guarantor for money borrowed by the Guarantor (including purchase money obligations and obligations to reimburse any bank or other person in respect of amounts paid under letter of credit) whether or not evidenced by debentures, bonds, notes or other corporate debt securities or similar instruments issued by the Guarantor (including the Guarantor's obligations with respect to its 5% Senior Convertible Debentures due 2001 and its 4-5/8% Senior Convertible Debentures due 1997); provided, however, that Superior Indebtedness shall not include (a) the Guarantor's 4-7/8% Convertible Subordinated Debentures due 1997, the obligations represented by which shall rank pari passu with the obligations represented hereby in right of payment, (b) the Guarantor's subordinated guarantee of the principal, premium, if any, and interest on the 6-5/8% Convertible Subordinated Debentures due 2001 of Thermo Instrument Systems Inc., on the 6-1/2% Convertible Subordinated Debentures due 1997 of Thermo Process Systems Inc., on the Non-Interest Bearing Convertible Subordinated Debentures due 1997 and the 5-1/2% Convertible Subordinated Note due 2002 of Thermo Cardiosystems Inc., on the 6-1/2% Convertible Subordinated Debentures due 1998 of Thermedics Inc., and on the 3-3/4% Convertible Subordinated Debentures due 2000 of Thermo Voltek Corp., the obligations represented by which shall rank pari passu with the obligations represented hereby in right of payment and (c) the Guarantor's subordinated guarantee of the obligations to redeem the common stock of ThermoLyte Corporation, the obligations represented by which shall rank pari passu with the obligations represented hereby in right of payment;

                (ii) leases for real property, equipment or other assets used in the Guarantor's business, which leases are capitalized in the Guarantor's consolidated financial statements in accordance with generally accepted accounting principles;

                (iii)commitment, standby and other fees due and payable to financial institutions with respect to credit facilities available to the Guarantor;

                (iv) obligations under interest rate and currency swaps, floors, caps or other similar arrangements intended to fix or hedge interest rate obligations or currency exposure;

                (v) indebtedness secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by the Guarantor subject to such mortgage, pledge, lien or other encumbrance, whether or not the indebtedness secured thereby shall have been assumed by the Guarantor;

                (vi) obligations of the Guarantor constituting a guarantee of indebtedness of or joint obligation with another or others which would be included in the preceding clauses (i), (ii), (iii), (iv), or (v) if an obligation of the Guarantor (including the Guarantor's guarantee of the principal, premium, if any, and interest on the 3-3/4% Senior Convertible Debentures due 2000 of Thermo Instrument Systems Inc.); or

                (vii)renewals, extensions or refundings of any of the indebtedness, leases, fees or obligations referred to in the preceding clauses
(i), (ii), (iii), (iv), (v) and (vi);

provided that Superior Indebtedness shall not include (A) any particular indebtedness, lease, fee, obligation, renewal, extension or refunding if, under the express provisions of the instrument creating or evidencing the same, or pursuant to which the same is outstanding, such indebtedness, lease, fee or obligation or such renewal, extension or refunding thereof is stated to be not superior in right of payment to the Guarantees, and (B) the Guarantees.

           (b) (i) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Guarantor or it its creditors, in their capacity as such creditors, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Guarantor, whether or not involving insolvency or bankruptcy, or in the event of any assignment for the benefit of creditors of the Guarantor or any marshaling of assets of the Guarantor, then the holders of Superior Indebtedness of the Guarantor shall first be entitled to receive payment in full of the principal of (and premium, if any) and interest, including interest thereon accruing after the commencement of any such proceeding, on all Superior Indebtedness of the Guarantor before the holders of any of the Securities and coupons shall be entitled to receive any payment on account of the obligations of the Guarantor relating to the principal of, premium, if any, or interest (and Additional Amounts pursuant to Section 2 of the Securities) on the Securities and coupons, and to that end the holders of Superior Indebtedness of the Guarantor shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in any such proceedings in respect of the obligations of the Guarantor relating to the Securities and coupons, other than securities of the Guarantor as reorganized or readjusted or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section 4 with respect to the obligations of the Guarantor relating to the Securities and coupons, to the payment of all Superior Indebtedness of the Guarantor, provided that the rights of the holders of Superior Indebtedness of the Guarantor are not altered by such reorganization or readjustment. For the purposes of this Section 4, no consolidation, merger, conveyance or transfer made pursuant to the provisions of Section 3 shall be deemed to be a liquidation, reorganization, dissolution or other winding up of the Guarantor.

                (ii) If under the circumstances set forth in paragraph (i) of this subsection, and notwithstanding the provisions thereof, any payment or distribution of assets of the Guarantor of any kind, whether in cash, property, or securities (other than securities of the Guarantor as reorganized or readjusted or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in this Section 4 with respect to the obligations of the Guarantor relating to the Securities and coupons, to the payment of all Superior Indebtedness of the Guarantor, provided that the rights of the holders of Superior Indebtedness of the Guarantor are not altered by such reorganization or readjustment), shall be received by the holders of the Securities in respect of the obligations of the Guarantor before the principal of (and premium, if any) and interest on all Superior Indebtedness of the Guarantor is paid in full, such payment or distribution shall be paid over to the holders of Superior Indebtedness of the Guarantor, ratably, for application to the payment of the principal of (and premium, if any) and interest on all Superior Indebtedness of the Guarantor remaining unpaid until all the principal of (and premium, if any) and interest on Superior Indebtedness of the Guarantor shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Superior Indebtedness of the Guarantor.

                (iii)Upon any distribution of assets of the guarantor referred to in this Section, the holders of Securities shall be entitled to rely upon any final order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, and the holders of Securities shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the holders of Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Superior Indebtedness of the Guarantor and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section.

           (c) (i) Upon the maturity of any Superior Indebtedness of the Guarantor by lapse of time, acceleration or otherwise, all principal thereof (and premium, if any) and interest due thereon, including interest thereon accruing after the commencement of any proceeding of the type referred to in paragraph (i) of Section 4(b) above, shall first be paid in full, or such payment duly provided for in cash, before any payment, directly or indirectly, is made on account of the obligations of the Guarantor relating to the principal of, premium, if any, or interest (or Additional Amounts pursuant to Section 2 of the Securities) on the Securities or coupons.

                (ii) Upon the happening of an event of default with respect to any Superior Indebtedness of the Guarantor, as defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Guarantor, directly or indirectly, on account of the obligations of the Guarantor relating to the principal of, premium, if any, or interest (or Additional Amounts pursuant to Section 2 of the Securities) on the Securities and coupons.

           (d) In case cash, securities or other property otherwise payable or deliverable to the holders of the Securities on account of the Guarantees shall have been applied, pursuant to Section 4(b) or (c), to the payment of Superior Indebtedness of the Guarantor, then, upon the payment in full of the principal of (and premium, if any) and interest on all Superior Indebtedness of the Guarantor, the holders of the Securities and coupons shall be subrogated to any rights of any holders of Superior Indebtedness of the Guarantor, to receive any further payments or distributions applicable to Superior Indebtedness of the Guarantor until the obligations of the Guarantor in respect of the Guarantees shall have been discharged in full, and such payments or distributions received by the holders of the Securities and coupons, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Superior Indebtedness of the Guarantor, shall, as between the Guarantor and its creditors other than the holders of Superior Indebtedness of the Guarantor, on the one hand, and the holders of the Securities and coupons on account of the Guarantees, on the other hand, be deemed to be a payment by the Guarantor on account of Superior Indebtedness of the Guarantor and not on account of the Securities and coupons.

           (e) No present or future holder of any Superior Indebtedness of the Guarantor shall be prejudiced in any way in the right to enforce the subordination of the Guarantees by any act or failure to act on the part of the Guarantor. The provisions of this Section 4 are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness of the Guarantor, on the one hand, and the holders of the Securities and coupons on account of the Guarantees, on the other hand, against the Guarantor and its assets, and nothing contained in this Section 4 shall impair, as between the Guarantor and the holder of any Security or coupon, the obligation of the Guarantor, which is unconditional and absolute, to perform in accordance with the terms of its Guarantees, or prevent the holder of any Security or coupon, upon default hereunder or under such Security or coupon, from exercising all rights, powers and remedies otherwise provided herein or therein or by applicable law, all subject to the rights of the holders of Superior Indebtedness of the Guarantor under this Section 4 to receive cash, property or securities otherwise payable or deliverable to the holders of the Securities and coupons on account of the Guarantees.

           (f) Nothing contained in this Section 4 or in any Guarantees shall prevent at any time, except under the conditions described in Sections 4(b) and
(c) hereof or during the pendency of any dissolution, winding up, liquidation or reorganization proceedings therein referred to, the Guarantor from performing its obligations under the Guarantees.

      5. The Guarantor shall be subrogated to all rights of the holders of the Securities and of any coupons against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, premium, if any, and interest on (and Additional Amounts pursuant to Section 2 of the Securities, if any, on) all of the Securities shall have been paid in full.

      6. This Guarantee shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      7. All terms used in this Guarantee which are defined in the Fiscal Agency Agreement shall have the meanings assigned to them in the Fiscal Agency Agreement.

      8. Subject to the next following paragraph, the Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guarantee and to constitute the same a legal, valid and binding obligation of the Guarantor have been done and performed and have happened in due and strict compliance with all applicable laws.

      9. This Guarantee shall not become valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been duly signed by the Fiscal Agent acting under the Fiscal Agency Agreement.

      IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

Dated as of May 4, 1995
                                    THERMO ELECTRON CORPORATION


                                       By:
                                         [Title]

                                 EXCHANGE OPTION


           FOR VALUE RECEIVED, Thermo Electron Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Guarantor"), hereby grants to the holder of the Security upon which this Exchange Option is endorsed, the right, subject to the within terms and conditions, to exchange this Security for shares of the Guarantor's Common Stock, $1.00 par value ("Guarantor Common Stock"), upon payment of the sums and compliance with the terms set forth herein and in the Fiscal Agency Agreement (the "Fiscal Agency Agreement") dated as of May 4, 1995 by and among Thermo Remediation Inc. (the "Company"), the Guarantor and Chemical Bank, as fiscal agent (the "Fiscal Agent").

      1. Definitions. As used in the Exchange Option, the following terms shall be defined as follows:

           (a) A "Change in Control" shall occur at such time or times when

                (i) any individual or entity (A) who has acquired any Guarantor Common Stock pursuant to a Tender Offer becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding Guarantor Common Stock; or (B) who is a beneficial owner, directly or indirectly, of more than 50% of the then outstanding Guarantor Common Stock becomes the beneficial owner, directly or indirectly, of any additional shares of Guarantor Common Stock pursuant to a Tender Offer;

                (ii) individuals who constitute the Continuing Directors shall cease to constitute for any reason at least a majority of the Board of Directors of the Guarantor; or

                (iii)the Continuing Directors shall determine that any other event constitutes an effective change in control of the Guarantor.

           (b) "Closing Price" shall mean for any day, the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock Exchange, or, if the Guarantor Common Stock is not then listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Guarantor Common Stock is then listed or admitted to trading or, if not listed or traded on any national securities exchange, the closing sale price quoted on the NASDAQ National Market System, or if not so quoted, as determined by the Guarantor.

           (c) "Continuing Directors" shall mean (i) those directors of the Guarantor serving as such on May 4, 1995 ("Current Directors"), and (ii) any future directors who have been nominated or elected to serve as directors of the Guarantor by a majority of the Continuing Directors then in office;

           (d) "Exchange Price" shall mean 50% of the average of the Closing Prices for the thirty consecutive days upon which the principal trading market for the Guarantor Common Stock is open immediately preceding the Notification Date.

           (e) "Exercise Period" shall mean the period of time, commencing on the date the Guarantor shall have given notice of the commencement of the Exercise Period (in accordance with Section 2(d) hereof) and expiring on the first to occur of (i) May 1, 2000 and (ii) 180 days after the date the notice referred to above shall be deemed to have been given. Notice shall be deemed first to have been given on the first publication in an Authorized Newspaper (as defined in the Fiscal Agency Agreement) or the first such other publication as may be authorized under the Fiscal Agency Agreement.

           (f) "Notification Date" shall mean the first to occur of (i) the receipt by the Board of Directors of the Guarantor of a proposal for a Change in Control; (ii) the publication of a proposal for a Change in Control; and (iii) the occurrence of an event that requires filing by the individual or entity whose act or acts lead to a Change in Control with the United States Securities and Exchange Commission pursuant to 15 U.S.C. ss.78m(d)(1) relating to such individual's or entity's stock ownership in or intention to seek control of the Guarantor. The Continuing Directors then on the Board of Directors of the Guarantor shall, in good faith, determine the Notification Date in accordance with this Section (f), which determination shall be conclusive in the absence of actual fraud.

           (g) "Tender Offer" shall mean an offer to acquire shares for cash, securities or any other consideration or an acquisition pursuant to a request or invitation for tenders.

      2.   Option.

           (a) After the occurrence of a Change in Control of the Guarantor, which Change in Control has not been approved by a majority of Continuing Directors then in office at the next meeting of the Board of Directors called for such purpose, which meeting shall occur no later than ten days after the date of such Change in Control (which date shall be as determined in good faith by such Continuing Directors), and subject to and upon compliance with the provisions of the Fiscal Agency Agreement, a holder of Securities is entitled, at his option, at any time during an Exercise Period on or after the date that is 30 days after the Exchange Date (as defined in the Fiscal Agency Agreement), to exchange an outstanding Security (or any portion of the principal amount hereof which is U.S. $1,000 or an integral multiple thereof), at 100% of the principal amount thereof, or of such portion, for fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/1000 of a share) of Common Stock of the Guarantor ("Common Stock") at the Exchange Price. The Exchange Option shall be exercised by surrender of the Security together with
(i) the sum of $1.00 for each full share of Guarantor Common Stock to be issued upon such exchange, in funds acceptable to the Guarantor, (ii) if a Bearer Security, all unmatured coupons and any matured coupons in default appertaining thereto and if a Registered Security (if so required by the Guarantor or the Fiscal Agent), instruments of transfer in form satisfactory to the Guarantor and the Fiscal Agent, duly executed by the registered holder or by his duly authorized attorney, and (iii) the exchange notice hereon duly executed and delivered (a) at the Corporate Trust Office of the Fiscal Agent, or at such other office or agency of the Guarantor as may be designated by it for such purpose in the City of New York, or (b) subject to any laws or regulations applicable thereto and subject to the right of the Guarantor to terminate the appointment of any such conversion agency, at the offices of Chemical Bank, Chemical Bank House, 125 London Wall, London EC2Y 5AJ, England, Banque Internationale a Luxembourg, 69, route d'Esch, L-1470 LuxembourgVille, Luxembourg, or at such other offices or agencies as the Company may designate.

           (b) Subject to, in the case of Registered Securities surrendered for exchange after the close of business on a Record Date next preceding any interest payment date and on or before the opening of business on such interest payment date, to the right of the holder of record of a Registered Security at such Record Date to receive an installment of interest, no payment or adjustment is to be made on exchange for interest accrued thereon or for dividends on the Guarantor Common Stock delivered on exchange. No fractions of shares or scrip representing fractions of shares will be issued or delivered on exchange, but instead of any fractional interest the Guarantor shall pay a cash adjustment as provided in the Fiscal Agency Agreement. Such exchange shall be so effected by the Guarantor.

           (c) The Guarantor shall use its best efforts to take all steps necessary (i) to cause all registrations with and to obtain any approvals by, any governmental authority under any Federal or state law of the United States that may be required before the shares of Guarantor Common Stock may be lawfully issued or transferred and delivered and (ii) to list the shares of Guarantor Common Stock required to be issued or delivered upon conversion of Securities prior to such issue or delivery on each national securities exchange on which the outstanding Guarantor Common Stock is listed at the time of such delivery.

           (d) The Guarantor shall, from and after the date on which the Securities first may be exchangeable into Guarantor Common Stock, have reserved and available, free from preemptive rights, out of its authorized but unissued Guarantor Common Stock, for the purpose of effecting the exchange of Securities, the full number of shares of Guarantor Common Stock then issuable upon the exchange of all Securities. The Guarantor covenants that all shares of Guarantor Common Stock which may be issued or delivered upon exchange of Securities will upon issue be fully paid and nonassessable.

           (e) Notice shall be given by the Guarantor setting forth the occurrence of a Change in Control, the date on which the Exercise Period shall have commenced and shall expire, the Exchange Price and the manner in which the Exchange Option may be exercised, not later than ten days after the meeting of the Board of Directors referred to in subsection (a) above. Notice shall be given in accordance with the terms of the Fiscal Agency Agreement.

      3.   Amendment; Termination.

           (a) Without the consent of or compensation to any holders of Securities, the Exchange Options may be terminated prior to a Change in Control for any reason and modifications of or amendments to the Exchange Options may be made for any purpose by a majority of the Continuing Directors then in office.

      Notice of the termination of the Exchange Options or of any modification or amendment shall be given in the manner set forth in the Terms and Conditions of the Securities and the Fiscal Agency Agreement, specifying the nature of the action taken.

      4. Effect of Certain Redemptions on Exchange Option.

      In the event that prior to the date, as determined by the Board of Directors in accordance with Section 2 hereof, on which a Change of Control has occurred, the Securities or any portion thereof shall have been called for redemption by the Company, the Exchange Options (in the case of a redemption of all Securities) or the Exchange Options with respect to those Securities which are called for redemption (in the case of a redemption in part) shall forthwith terminate and be of no further force and effect upon the giving of notice of redemption in accordance with the Terms and Conditions of the Securities (in the case of a redemption of all Securities) or upon the giving of such notice in accordance with the Terms and Conditions of the Securities as shall specify the serial numbers and portion thereof of those Securities called for redemption (in the case of a redemption in part)..

      5.   Cancellation of Securities.

      Upon surrender of any Security or portion thereof upon exercise of an Exchange Option, such Security or portion thereof shall forthwith cease to represent any obligation of the Company to the holder thereof (including the Guarantor), and shall be submitted for cancellation in accordance with the terms of the Fiscal Agency Agreement.

      6.   Governing Law.

      This Exchange Option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      7.   Definitions.

      All terms used in this Exchange Option which are defined in the Fiscal Agency Agreement shall have the meanings assigned to them in the Fiscal Agency Agreement.

      8.   Conditions Satisfied.

      Subject to the next following paragraph, the Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Exchange Option and to constitute the same a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms have been done and performed and have happened in due and strict compliance with all applicable laws.

      9.   Authentication of Security.

      This Exchange Option shall not become valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Exchange Option is endorsed shall have been duly signed by the Fiscal Agent acting under the Fiscal Agency Agreement.

      IN WITNESS WHEREOF, the Guarantor has caused this Exchange Option to be duly executed.

Dated as of May 4, 1995

[Corporate Seal]                          THERMO ELECTRON
CORPORATION



Attest:___________________________  By:
           [Title]                                  [Title]

                                 TRANSFER NOTICE


      Only if a Registered Security or Common Stock issued upon conversion of any Security (if no registration statement covering such Common Stock is effective) or Guarantor Common Stock issued in exchange therefor (if no registration statement covering such Guarantor Common Stock is effective):

      FOR VALUE RECEIVED, the undersigned Holder hereby sell(s), assign(s) and transfer(s) unto ________________________
----------------------------------------------------------------

whose taxpayer identification number is _________ and whose
address including postal/zip code is ___________________________
----------------------------------------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting and appointing ____________________________________ attorney-in-fact to transfer said Security on the books of the Fiscal Agent with full power of substitution in the premises.

      In connection with the transfer of this Security, the undersigned Holder certifies that:


      [Check one]

      [ ] (a) This Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A.

      [ ] (b) This Security is being transferred in an Offshore Transaction (as defined in Regulation S under the Securities Act of 1933) in compliance with the exemption from registration under the Securities Act of 1933 provided by Regulation S.

      [ ] (c) This Security is being transferred to a sophisticated institutional investor which is an "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) in a transaction not involving any general solicitation or advertising.

Dated:                              Name:

                                               By:

                                               Title:


                                    NOTICE: The signature of the Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without enlargement or any change whatsoever.


                                    SIGNATURE GUARANTEED





TO BE COMPLETED BY A BROKER OR DEALER IF (c) ABOVE IS CHECKED:


      The undersigned represents and warrants that (i) it is a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, (ii) each person which will become a beneficial owner of this Security upon transfer is a sophisticated institutional investor which is an "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of
1933); (iii) no general solicitation or advertising was made or used by it in connection with the offer and sale of this Security to such person(s); and (iv) each such person has been notified that this Security has not been registered under the Securities Act of 1933 and is subject to the restrictions on transfer of the Security set forth herein and in the Fiscal Agency Agreement.

Dated: ____________________

                                       By:

      IF NONE OF THE FOREGOING BOXES IS CHECKED, THE FISCAL AGENT SHALL NOT BE OBLIGATED TO REGISTER THE TRANSFER OF THIS SECURITY UNLESS AND UNTIL THE CONDITIONS TO ANY SUCH TRANSFER OF REGISTRATION SET FORTH HEREIN, ON THE FACE HEREOF AND IN THE FISCAL AGENCY AGREEMENT SHALL HAVE BEEN SATISFIED.

                                 EXCHANGE NOTICE


If Bearer Security of denomination U.S. $1,000:

      The undersigned holder of this Security hereby irrevocably exercises the option to exchange this Security for shares of Common Stock of Thermo Electron Corporation in accordance with the terms of the Exchange Option endorsed upon this Security and directs that such shares be registered in the name of and delivered, together with a check in payment for any fractional share and accrued interest from the immediately preceding interest payment date, to the undersigned unless a different name has been indicated below. If shares are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated: _______ __, ____


                                    Signature
                                    [MUST BE GUARANTEED]

If shares are to be registered in the name of and delivered to a person other than the holder, please print such person's name and address:

----------------------------------

----------------------------------

----------------------------------


                                            HOLDER

                                    Please print name and address of holder:

                                 EXCHANGE NOTICE


If Registered Security or Bearer Security of denomination U.S.
$10,000:

      The undersigned holder of this Security hereby irrevocably exercises the option to exchange this Security, or portion hereof (which is U.S. $1,000 or an integral multiple thereof) below designated, for shares of Common Stock of Thermo Electron Corporation in accordance with the terms of the Exchange Option endorsed upon this Security and accrued interest from the immediately preceding interest payment date (except interest payable to the holder of record on an interest record date), and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered (if a Registered Security), in the name of the undersigned unless a different name has been indicated below. If shares or Securities are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated: ________ __, ____


                                    Signature
                                    [MUST BE GUARANTEED]


If shares or Securities are to If only a portion of the be registered in the name of a Securities is to be exchanged person other than the holder, please indicate: please print such person's name and address:







                          1.   Principal Amount to be
                               exchanged: U.S. $________

                          2. Kind, amount and denomination of Securities representing unconverted principal amount to be issued:

                               Bearer-U.S.$____________

                               Denominations: U.S.$____
                               (U.S. $1,000 or $10,000)

                               Registered-U.S.$________

                               Denominations: U.S.$____
                               (U.S. $1,000 or an
                               integral multiple
                               thereof)

                               Registered Securities are not exchangeable for Bearer Securities.

                                CONVERSION NOTICE


If Bearer Security of denomination U.S. $1,000:

      The undersigned holder of this Security hereby (i) irrevocably exercises the option to convert this Security into shares of Common Stock of Thermo Remediation Inc. (the "Company") in accordance with the terms of this Security,
(ii) directs that such shares be registered in the name of and delivered, together with a check in payment for any fractional share and accrued interest from the immediately preceding interest payment date, to the undersigned unless a different name has been indicated below and (iii) represents and warrants that this Security does not constitute a "restricted security" ( as defined in the Securities Act of 1933) and that the undersigned is not an "affiliate" (as defined in the Securities Act of 1933) of the Company. If shares are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated: _______ __, ____


                                    Signature
                                    [MUST BE GUARANTEED]


If shares are to be registered in the name of and delivered to a person other than the holder, please print such person's name and address:

----------------------------------

----------------------------------

----------------------------------

                                            HOLDER

                                    Please print name and address of holder:







                                CONVERSION NOTICE


If Registered Security or Bearer Security of denomination U.S.
$10,000:

      The undersigned holder of this Security hereby (i) irrevocably exercises the option to convert this Security, or portion hereof (which is U.S. $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Thermo Remediation Inc. (the "Company") in accordance with the terms of this Security, (ii) directs that such shares, together with a check in payment for any fractional share and accrued interest payable to the holder of record on an interest record date and any Securities representing any unconverted principal amount hereof, be delivered to and be registered (if a Registered Security) in the name of the undersigned unless a different name has been indicated below and
(ii) if this Security is a Bearer Security, represents and warrants that this Security does not constitute a "restricted security" (as defined in the Securities Act of 1933) and that the undersigned is not an "affiliate" (as defined in the Securities Act of 1933) of the Company. If shares or Securities are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated: _________ __, ____



                          ------------------------------
                          Signature
                              [MUST BE GUARANTEED]

If shares or Securities are to      If only a portion of the
be registered in the name of a      Securities is to be converted,
Person other than the holder,             please indicate:
please print such person's
name and address:








                          1.   Principal Amount to be
                               converted: U.S.$________

                          2. Kind, amount and denomination of Securities Representing unconverted Principal amount to be issued:

                               Bearer-U.S.$____________

                               Denominations: U.S.$____
                               (U.S. $1,000 or $10,000)

                               Registered-U.S.$________

                               Denominations: U.S.$____
                               (U.S. $1,000 or an
                               integral multiple
                               thereof)

                               Registered Securities are not exchangeable for Bearer Securities.

                                REDEMPTION NOTICE
                               UNDER SECTION 3(d)


If Bearer Security of denomination U.S. $1,000:

      The undersigned holder of this Security hereby requests and instructs the Company to redeem this Security in accordance with the terms of Section 3(d) of this Security and directs that a check in payment of the redemption amount be delivered to the undersigned unless a different name has been indicated below. The undersigned understands that this request can be revoked by delivering written notice to the Paying Agent on or before the Holder Redemption Date, together with the undersigned's non-transferable receipt for such Security.

Dated: _______ __, ____

                     ------------------------------
                     Signature
                     [MUST BE GUARANTEED]


If a check in payment of the redemption amount is to be delivered to a person other than the holder, please print such person's name and address:

----------------------------------

----------------------------------

----------------------------------



                             HOLDER

                     Please print name and address of holder:

                     -----------------------------

                     -----------------------------

                     -----------------------------

                                REDEMPTION NOTICE
                               UNDER SECTION 3(d)


If Registered Security or Bearer Security of denomination U.S.
$10,000:

      The undersigned holder of this Security hereby requests and instructs the Company to redeem this Security or portion hereof (which is U.S. $1,000 or an integral multiple thereof) in accordance with the terms of Section 3(d) of this Security, and directs that a check in payment of the redemption amount be delivered to, and any Securities representing any unredeemed principal amount hereof be delivered to and be registered in the name of, the undersigned unless a different name has been indicated below. If Securities are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. The undersigned understands that this request can be revoked by delivering written notice to the Paying Agent on or before the Holder Redemption Date, together with the undersigned's non-transferable receipt for such Security.

Dated: _________ __, ____

                          ------------------------------
                          Signature
                              [MUST BE GUARANTEED]

If Securities are to If only a portion of the be registered in the name of, Securities is to be redeemed, or a check in payment of the please indicate: redemption amount is to be delivered to, a Person other than the holder, please print such person's name and address:







                          1.   Principal Amount to be
                               redeemed:  U.S.$________

                          2. Kind, amount and denomination of Securities representing unredeemed principal amount to be issued:

                               Bearer-U.S.$____________

                               Denominations: U.S.$____
                               (U.S. $1,000 or $10,000)

                               Registered-U.S.$________

                               Denominations: U.S.$____
                               (U.S. $1,000 or an
                               integral multiple
                               thereof)

                               Registered Securities are not exchangeable for Bearer Securities.

                                    EXHIBIT B

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS SECURITY NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY IN THE UNITED STATES OF AMERICA, ITS TERRITORIES OR POSSESSIONS ("UNITED STATES") OR TO CITIZENS, NATIONALS OR RESIDENTS THEREOF OR TO ANY CORPORATION, PARTNERSHIP OR OTHER PERSON OR ENTITY DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT ("UNITED STATES PERSONS"), OTHER THAN ANY PORTION OF THIS SECURITY SOLD, SUBJECT TO CERTAIN RESTRICTIONS, PURSUANT TO RULE 144A OR ANOTHER APPLICABLE EXEMPTION UNDER THE SECURITIES ACT.

ANY UNITED STATES PERSON WHO HOLDS THIS SECURITY WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.


                             THERMO REMEDIATION INC.

              (Incorporated in the State of Delaware)

        4-7/8% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2000

               GUARANTEED ON A SUBORDINATED BASIS BY
                           THERMO ELECTRON CORPORATION
              (Incorporated in the State of Delaware)

                           TEMPORARY GLOBAL DEBENTURE


      THERMO REMEDIATION INC., a corporation duly incorporated and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to bearer upon presentation and surrender of this Global Security the principal sum of ____________ United States Dollars on May 1, 2000 and to pay interest thereon, from the date hereof, semiannually in arrears on May 1 and November 1 in each year, commencing November 1, 1995, at the rate of 4-7/8% per annum, until the principal hereof is paid or made available for payment, provided, however, that interest on this Global Security shall be payable only after the issuance of the definitive Securities for which this Global Security is exchangeable and, in the case of definitive Securities in bearer form, only upon presentation and surrender of the interest coupons thereto attached as they severally mature.

      This Global Security is one of a duly authorized issue of Securities of the Company designated as specified in the title hereof (the "Securities"). This Global Security and the definitive Securities for which it is exchangeable, as described below, are entitled to the benefits of a Fiscal Agency Agreement of even date herewith (the "Fiscal Agency Agreement") among the Company, Thermo Electron Corporation, a corporation duly organized and existing under the laws of the State of Delaware, as guarantor, and Chemical Bank, as fiscal agent, paying agent and conversion agent (the "Fiscal Agent"). It is a temporary security and is exchangeable in whole without charge upon request of the holder hereof for definitive Securities in bearer form, with interest coupons attached,
(a) not earlier than the day following the expiration of the 40-day period that begins on the date hereof and (b) as promptly as practicable following presentation of certification, in the form set forth as Exhibits C and D of the Fiscal Agency Agreement for such purpose, that the beneficial owner or owners of this Global Security (or, if such exchange is only for a part of this Global Security, of such part) are not United States Persons. Upon any exchange of a part of this Global Security for definitive Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Fiscal Agent on the Schedule of Exchanges hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

      Until exchanged in full for definitive Securities, this Global Security shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, the Fiscal Agency Agreement as definitive Securities authenticated and delivered thereunder, except that neither the holder hereof nor the beneficial owners of this Global Security shall be entitled to receive payment of interest hereon, except as provided above, or to convert this Global Security into Common Stock of the Company or any other security, cash or other property.

      This Global Security shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      All terms used in this Global Security which are defined in the Fiscal Agency Agreement shall have the meanings assigned to them in the Fiscal Agency Agreement.

      Unless the certificate of authentication hereon has been executed by an authorized officer of the Fiscal Agent, this Global Security shall not be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this Global Security to be duly executed in its corporate name by its duly authorized officer.

      Dated as of May 4, 1995

                                    THERMO REMEDIATION INC.



                                    By:___________________________
                                         [Title]


                          CERTIFICATE OF AUTHENTICATION


      This is the Global Security described in the within-mentioned Fiscal Agency Agreement.

                                    CHEMICAL BANK, as Fiscal Agent



                                       By:
                                         Authorized Officer

                              SCHEDULE OF EXCHANGES


                                    Remaining
                                    principal
           Principal           amount
           amount exchanged         following            Notation made
Date       for definitive           such                 on behalf of
made       Securities                     exchange            the
Fiscal Agent



--------------


--------------


--------------


--------------


--------------


--------------


--------------


--------------


--------------


--------------


--------------


--------------


--------------


--------------


--------------


--------------


--------------


             GUARANTEE OF THERMO ELECTRON CORPORATION

      1. FOR VALUE RECEIVED, Thermo Electron Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Guarantor"), hereby unconditionally guarantees to the holder of the Security upon which this Guarantee is endorsed and to each holder of any coupon appertaining thereto the due and punctual payment of the principal of, premium, if any, and interest ( and any Additional Amounts payable in accordance with Section 2 of such Security) on such Security when and as the same shall become due and payable, whether at the stated maturity or by declaration of acceleration, call for redemption, redemption at the option of the holder thereof or otherwise, according to the terms of such Security and of the Fiscal Agency Agreement referred to in the Security upon which this Guarantee is endorsed. In case of the failure of the Company referred to in the Security upon which this Guarantee is endorsed punctually to make any such payment of principal, premium, if any, or interest (or such Additional Amounts, if any), the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the stated maturity or by declaration of acceleration, call for redemption, redemption at the option of the holder thereof or otherwise, and as if such payment were made by the Company.

      2. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or the Fiscal Agency Agreement, the absence of any action to enforce the same, any waiver or consent by the holder of such Security or any such coupon or by the Fiscal Agent with respect to any provisions thereof or of the Fiscal Agency Agreement, the recovery of any judgment against the Company or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or coupon or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in such Security and any such coupon and in this Guarantee.

      3. (a) The Guarantor will not merge or consolidate with, or sell or convey all or substantially all of its assets to, any other corporation, unless (i) either (A) the Guarantor shall be the surviving corporation in the case of a merger, (B) the assets sold or conveyed shall be owned by a corporation which, immediately following such sale or conveyance, is at least 51%-owned by the Guarantor, provided that such sale or conveyance does not result in the reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Guarantor, or (C) (I) the surviving, resulting or transferee corporation shall expressly assume the due and punctual performance of all of the covenants and obligations of the Guarantor under the Guarantees and Fiscal Agency Agreement, by supplemental agreement reasonably satisfactory to the Fiscal Agent, and (II) the Fiscal Agent shall have received the documentation required in the context by the Fiscal Agency Agreement and (ii) the Guarantor or such successor corporation, as the case may be, shall not, immediately after such merger, consolidation, sale or conveyance, be in default in the performance of any covenants or obligations of the Guarantor under the Guarantees or the Fiscal Agency Agreement.

           (b) Upon any merger, consolidation, sale, conveyance or assumption as provided in Section 3(a), the successor or assuming corporation shall succeed to and be substituted for, and may exercise every right and power of and be subject to all the obligations of, the Guarantor under the Guarantees and Fiscal Agency Agreement, with the same effect as if such successor or assuming corporation had been named as the Guarantor therein and herein and the Guarantor shall be released from its obligations as obligor under the Guarantees and Fiscal Agency Agreement.

      4. (a) The Guarantor, for itself, its successors and assigns, covenants and agrees, and each holder of Securities by his acceptance thereof, likewise covenants and agrees, that all obligations of the Guarantor relating to payment of the principal of, premium, if any, and interest (and Additional Amounts (pursuant to Section 2 of the Securities) on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Superior Indebtedness of the Guarantor.

      "Superior Indebtedness of the Guarantor" shall mean the principal of, premium, if any, and interest on the following, whether outstanding at the date hereof or hereafter created or incurred:

                (i) indebtedness of the Guarantor for money borrowed by the Guarantor (including purchase money obligations and obligations to reimburse any bank or other person in respect of amounts paid under letter of credit) whether or not evidenced by debentures, bonds, notes or other corporate debt securities or similar instruments issued by the Guarantor (including the Guarantor's obligations with respect to its 5% Senior Convertible Debentures due 2001 and its 4-5/8% Senior Convertible Debentures due 1997); provided, however, that Superior Indebtedness shall not include (a) the Guarantor's 4-7/8% Convertible Subordinated Debentures due 1997, the obligations represented by which shall rank pari passu with the obligations represented hereby in right of payment, (b) the Guarantor's subordinated guarantee of the principal, premium, if any, and interest on the 6-5/8% Convertible Subordinated Debentures due 2001 of Thermo Instrument Systems Inc., on the 6-1/2% Convertible Subordinated Debentures due 1997 of Thermo Process Systems Inc., on the Non-Interest Bearing Convertible Subordinated Debentures due 1997 and the 5-1/2% Convertible Subordinated Note due 2002 of Thermo Cardiosystems Inc., on the 6-1/2% Convertible Subordinated Debentures due 1998 of Thermedics Inc., and on the 3-3/4% Convertible Subordinated Debentures due 2000 of Thermo Voltek Corp., the obligations represented by which shall rank pari passu with the obligations represented hereby in right of payment and (c) the Guarantor's subordinated guarantee of the obligations to redeem the common stock of ThermoLyte Corporation, the obligations represented by which shall rank pari passu with the obligations represented hereby in right of payment;

                (ii) leases for real property, equipment or other assets used in the Guarantor's business, which leases are capitalized in the Guarantor's consolidated financial statements in accordance with generally accepted accounting principles;

                (iii)commitment, standby and other fees due and payable to financial institutions with respect to credit facilities available to the Guarantor;

                (iv) obligations under interest rate and currency swaps, floors, caps or other similar arrangements intended to fix or hedge interest rate obligations or currency exposure;

                (v) indebtedness secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by the Guarantor subject to such mortgage, pledge, lien or other encumbrance, whether or not the indebtedness secured thereby shall have been assumed by the Guarantor;

                (vi) obligations of the Guarantor constituting a guarantee of indebtedness of or joint obligation with another or others which would be included in the preceding clauses (i), (ii), (iii), (iv), or (v) if an obligation of the Guarantor (including the Guarantor's guarantee of the principal, premium, if any, and interest on the 3-3/4% Senior Convertible Debentures due 2000 of Thermo Instrument Systems Inc.); or

                (vii)renewals, extensions or refundings of any of the indebtedness, leases, fees or obligations referred to in the preceding clauses
(i), (ii), (iii), (iv), (v) and (vi);

provided that Superior Indebtedness shall not include (A) any particular indebtedness, lease, fee, obligation, renewal, extension or refunding if, under the express provisions of the instrument creating or evidencing the same, or pursuant to which the same is outstanding, such indebtedness, lease, fee or obligation or such renewal, extension or refunding thereof is stated to be not superior in right of payment to the Guarantees, and (B) the Guarantees.

           (b) (i) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Guarantor or it its creditors, in their capacity as such creditors, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Guarantor, whether or not involving insolvency or bankruptcy, or in the event of any assignment for the benefit of creditors of the Guarantor or any marshaling of assets of the Guarantor, then the holders of Superior Indebtedness of the Guarantor shall first be entitled to receive payment in full of the principal of (and premium, if any) and interest, including interest thereon accruing after the commencement of any such proceeding, on all Superior Indebtedness of the Guarantor before the holders of any of the Securities and coupons shall be entitled to receive any payment on account of the obligations of the Guarantor relating to the principal of, premium, if any, or interest ( and Additional Amounts ( pursuant to Section 2 of the Securities) on the Securities and coupons, and to that end the holders of Superior Indebtedness of the Guarantor shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in any such proceedings in respect of the obligations of the Guarantor relating to the Securities and coupons, other than securities of the Guarantor as reorganized or readjusted or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section 4 with respect to the obligations of the Guarantor relating to the Securities and coupons, to the payment of all Superior Indebtedness of the Guarantor, provided that the rights of the holders of Superior Indebtedness of the Guarantor are not altered by such reorganization or readjustment. For the purposes of this Section 4, no consolidation, merger, conveyance or transfer made pursuant to the provisions of Section 3 shall be deemed to be a liquidation, reorganization, dissolution or other winding up of the Guarantor.

                (ii) If under the circumstances set forth in paragraph (i) of this subsection, and notwithstanding the provisions thereof, any payment or distribution of assets of the Guarantor of any kind, whether in cash, property, or securities (other than securities of the Guarantor as reorganized or readjusted or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in this Section 4 with respect to the obligations of the Guarantor relating to the Securities and coupons, to the payment of all Superior Indebtedness of the Guarantor, provided that the rights of the holders of Superior Indebtedness of the Guarantor are not altered by such reorganization or readjustment), shall be received by the holders of the Securities in respect of the obligations of the Guarantor before the principal of (and premium, if any) and interest on all Superior Indebtedness of the Guarantor is paid in full, such payment or distribution shall be paid over to the holders of Superior Indebtedness of the Guarantor, ratably, for application to the payment of the principal of (and premium, if any) and interest on all Superior Indebtedness of the Guarantor remaining unpaid until all the principal of (and premium, if any) and interest on Superior Indebtedness of the Guarantor shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Superior Indebtedness of the Guarantor.

                (iii)Upon any distribution of assets of the guarantor referred to in this Section, the holders of Securities shall be entitled to rely upon any final order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, and the holders of Securities shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the holders of Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Superior Indebtedness of the Guarantor and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section.

           (c) (i) Upon the maturity of any Superior Indebtedness of the Guarantor by lapse of time, acceleration or otherwise, all principal thereof (and premium, if any) and interest due thereon, including interest thereon accruing after the commencement of any proceeding of the type referred to in paragraph (i) of Section 4(b) above, shall first be paid in full, or such payment duly provided for in cash, before any payment, directly or indirectly, is made on account of the obligations of the Guarantor relating to the principal of, premium, if any, or interest (or Additional Amounts (pursuant to Section 2 of the Securities) on the Securities or coupons.

                (ii) Upon the happening of an event of default with respect to any Superior Indebtedness of the Guarantor, as defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Guarantor, directly or indirectly, on account of the obligations of the Guarantor relating to the principal of, premium, if any, or interest (or Additional Amounts (pursuant to Section 2 of the Securities) on the Securities and coupons.

           (d) In case cash, securities or other property otherwise payable or deliverable to the holders of the Securities on account of the Guarantees shall have been applied, pursuant to Section 4(b) or (c), to the payment of Superior Indebtedness of the Guarantor, then, upon the payment in full of the principal of (and premium, if any) and interest on all Superior Indebtedness of the Guarantor, the holders of the Securities and coupons shall be subrogated to any rights of any holders of Superior Indebtedness of the Guarantor, to receive any further payments or distributions applicable to Superior Indebtedness of the Guarantor until the obligations of the Guarantor in respect of the Guarantees shall have been discharged in full, and such payments or distributions received by the holders of the Securities and coupons, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Superior Indebtedness of the Guarantor, shall, as between the Guarantor and its creditors other than the holders of Superior Indebtedness of the Guarantor, on the one hand, and the holders of the Securities and coupons on account of the Guarantees, on the other hand, be deemed to be a payment by the Guarantor on account of Superior Indebtedness of the Guarantor and not on account of the Securities and coupons.

           (e) No present or future holder of any Superior Indebtedness of the Guarantor shall be prejudiced in any way in the right to enforce the subordination of the Guarantees by any act or failure to act on the part of the Guarantor. The provisions of this Section 4 are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness of the Guarantor, on the one hand, and the holders of the Securities and coupons on account of the Guarantees, on the other hand, against the Guarantor and its assets, and nothing contained in this Section 4 shall impair, as between the Guarantor and the holder of any Security or coupon, the obligation of the Guarantor, which is unconditional and absolute, to perform in accordance with the terms of its Guarantees, or prevent the holder of any Security or coupon, upon default hereunder or under such Security or coupon, from exercising all rights, powers and remedies otherwise provided herein or therein or by applicable law, all subject to the rights of the holders of Superior Indebtedness of the Guarantor under this Section 4 to receive cash, property or securities otherwise payable or deliverable to the holders of the Securities and coupons on account of the Guarantees.

           (f) Nothing contained in this Section 4 or in any Guarantees shall prevent at any time, except under the conditions described in Sections 4(b) and
(c) hereof or during the pendency of any dissolution, winding up, liquidation or reorganization proceedings therein referred to, the Guarantor from performing its obligations under the Guarantees.

      5. The Guarantor shall be subrogated to all rights of the holders of the Securities and of any coupons against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, premium, if any, and interest on (and Additional Amounts pursuant to Section 2 of the Securities, if any, on) all of the Securities shall have been paid in full.

      6. This Guarantee shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      7. All terms used in this Guarantee which are defined in the Fiscal Agency Agreement shall have the meanings assigned to them in the Fiscal Agency Agreement.

      8. Subject to the next following paragraph, the Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guarantee and to constitute the same a legal, valid and binding obligation of the Guarantor have been done and performed and have happened in due and strict compliance with all applicable laws.

      9. This Guarantee shall not become valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been duly signed by the Fiscal Agent acting under the Fiscal Agency Agreement.

      IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

Dated as of May 4, 1995


                                    THERMO ELECTRON CORPORATION


                                       By:
`                                        [Title]

                                    EXHIBIT C

                Form of Certificate to be Given by the Euroclear Operator and
               CEDEL S.A.


                                  CERTIFICATION

                             Thermo Remediation Inc.

                                U.S. $37,950,000

            4-7/8% Convertible Subordinated Debentures
                                 due May 1, 2000

                               (the "Securities")


      This is to certify that, based on certificates we have received in writing, by tested telex or by electronic transmission from our member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below, substantially in the form set out in the Fiscal Agency Agreement relating to the above-captioned Securities, as of the date hereof, U.S. $______ principal amount of the above-captioned Securities (i) are owned by a person that is not a citizen or resident of the United States, a domestic partnership, a domestic corporation or any estate or trust the income of which is subject to United States federal income taxation regardless of its source (a "United States Person"), (ii) are owned by a United States Person that is (a) the foreign branch of a United States financial institution (as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v)) (a "financial institution") purchasing for its own account or for resale, or (b) a United States Person who acquired the Securities through the foreign branch of a United States financial institution and who holds the Securities through such financial institution on the date hereof (and in the case of either clause (a) or (b), the financial institution has agreed for your benefit to comply with the requirements of Section 163(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). Financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States Person or to a person within the United States or its possessions.

      In addition, based on such certificates, none of such principal amount constitutes an unsold allotment or subscription of a distributor (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)).

      As used in this Certificate, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S.
Virgin Islands, Guam, American Samoa, Wake Island and the
Northern Mariana Islands.

      We further certify that, as of the date hereof, (i) we are not making available herewith for exchange any portion of the Temporary Global Security excepted in such certifications and (ii) we have not received any notification from any of our member organizations to the effect that the statements made by such member organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

      We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings.


Dated:  ___________, 1995*

                                    Yours faithfully,

                                    [MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK (Brussels Office),
                                        as Operator of the Euroclear
                                        System]**


                                    [CEDEL S.A.]**


                                       By:


----------------
* To be dated no earlier than the date which is 40 days after the closing of the sale of the Debentures.

**    Delete as appropriate.

                                    EXHIBIT D

            Form of Certificate of Beneficial Ownership for Bearer Securities to be Provided to the
                Euroclear Operator or to CEDEL S.A.


                                  CERTIFICATION

                             Thermo Remediation Inc.

                                U.S. $37,950,000

            4-7/8% Convertible Subordinated Debentures
                                 due May 1, 2000

                               (the "Securities")


      This is to certify that as of the date hereof and except as provided in the fourth paragraph hereof, the above-captioned Securities held by you for our account:

      (a)(i) are owned by a person that is not a citizen or a resident, a domestic partnership, a domestic corporation or any estate or trust the income of which is subject to United States federal income taxation regardless of its source (a "United States Person"), or

           (ii) are owned by a United States Person that is (A) the foreign branch of a United States financial institution (as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v)) (a "financial institution") purchasing for its own account or for resale, or (B) a United States Person who acquired the Securities through the foreign branch of a United States financial institution and who holds the Securities through such financial institution on the date hereof (and in the case of either clause (A) or (B), the financial institution hereby agrees for the benefit of the Company to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or

           (iii)are owned by a financial institution for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5 (c)(2)(i)(D)(7)).

      In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Securities for purposes of resale directly or indirectly to a United States Person or to a person within the United States or its possessions.

      (b) Do not constitute part of an unsold allotment or subscription of a distributor (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)).

      As used in this Certificate, "United States" means the United States of America (including the States and the District of Columbia), and its "possessions" include Puerto Rico, the U.S.
Virgin Islands, Guam, American Samoa, Wake Island and the
Northern Mariana Islands.

      We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on any date of exchange by us of a portion of the Temporary Global Bearer Security for definitive Securities as to all of the above-captioned Securities then appearing in your books as being held for our account.

      This certificate excepts and does not relate to U.S. $____ principal amount of the above-captioned Securities appearing on your books as being held for our account as to which we are not yet able to certify and as to which we understand that exchange and delivery of definitive Securities cannot be made until we are able so to certify.

      We understand that this certificate is required in connection with certain tax regulations in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorized you to produce this certificate or a copy hereof to any interested party in such proceedings.

Date:  ___________, 1995*


                                    [NAME]

                                       By:
                                         Signature
                                         As, or as agent for, the
                                    beneficial
                                         owner(s) of the
                                    Securities to which this certificate
                                         relates.


* Not earlier than 15 days prior to the date which is 40 days after the closing date of the sale of the Securities.

                                    EXHIBIT E

                        Form of Certificate of Beneficial
                            Ownership for Registered
                          Securities to be Provided to
                            the Euroclear Operator or
                                  to CEDEL S.A.


      Please issue $___________ of the U.S. $ 37,950,000 4-7/8% Convertible
Subordinated Debentures due May 1, 2000 (the "Securities") of Thermo Remediation Inc. held by you for our account in registered form. We hereby certify to you that we are not a U.S. person as defined in Regulation S under the United States Securities Act of 1933, as amended. The exact name of the beneficial holder that the Securities are to be registered in is as follows:







      This certificate does not constitute such certification on Form W-8 or its equivalent as may be necessary to avoid imposition of withholding and/or back-up withholding under U.S. federal tax law with respect to any payments of interest on the Securities.

      We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate.

                                    [NAME]

Date:  ___________, 1995*

                                    By:___________________________
                                         Signature
                                         [to be completed by the
                                    account
                                         holder as, or as agent
                                    for, the
                                         beneficial owner(s) of
                                    the Securities
                                         to which this
                                    certificate relates.]


*    To be dated not earlier than the Closing Date.